Exhibit 99.2

RLJ Western Asset Public/Private
Master Fund, L.P.
(a Delaware limited partnership)

Financial Statements for the Years Ended December 31, 2011 and December 31, 2010
and Report of Independent Auditors

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

Investment Manager
Western Asset Management Company
385 E. Colorado Blvd
Pasadena, California 91101

Administrator
The Bank of New York Mellon Corporate Trust
101 Barclay Street
New York, NY 10286

Custodian
BNY Mellon Asset Servicing
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

Independent Auditors
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

This report is for Partners’ information only. Additional information regarding the RI.; Western Asset Public/Private Master Fund, L.P. may be obtained from the Investment Manager at the address or telephone number provided below:

RLJ Western Asset Public/Private Master Fund, L.P.
c/o Western Asset Management Company
385 E. Colorado Blvd
Pasadena, California 91101
Telephone: (626) 844-9400

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

Report of Independent Auditors

To the General and Limited Partners of
RLJ Western Asset Public/Private Master Fund, L.P.:

In our opinion, the accompanying statements of assets, liabilities and partners’ capital, including the schedules of investments, and the related statements of operations, of changes in partners’ capital and of cash flows present fairly, in all material respects, the financial position of RLJ Western Asset Public/Private Master Fund, L.P. at December 31, 2011 and 2010, and the results of its operations, the changes in its partners’ capital and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 25, 2012

PricewaterhouseCoopers LLP, 350 S. Grand Avenue, Los Angeles, CA 90071
T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Mortgage-Backed Securities - 190.47%
Commercial Mortgage-Backed Securities
United States - 0.82%
Bayview Commercial Asset Trust, Series 2007-5A, Class A2	$14,274,504	1.19		10/25/2037	$10,314,571
Total Commercial Mortgage-Backed Securities (Cost $13,037,150)					10,314,571

Residential Mortgage-Backed Securities
United States - 189.65%
Adjustable Rate Mortgage Trust, Series 2005-10, Class 1A21	4,187,832	2.76		1/25/2036	2,705,888
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A31	21,643,000	5.18		1/25/2036	16,510,579
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3	10,031,345	2.70		2/25/2036	3,702,940
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A42	9,961,359	2.70		2/25/2036	3,951,920
Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1	8,694,314	0.54		3/25/2036	3,764,881
Adjustable Rate Mortgage Trust; Series 2005-3, Class 3A1	3,804,446	4.79		7/25/2035	2,737,622
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	1,083,000	2.63		7/25/2035	791,667
Adjustable Rate Mortgage Trust; Series 2005-5, Class 1A1	5,237,213	2.68		9/25/2035	3,206,117
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21	15,820,000	2.71		10/25/2035	9,303,362
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1	1,133,082	2.93		3/25/2037	521,142
American Home Mortgage Assets LLC, Series 2005-2, Class 1A1	2,934,156	0.83		1/25/2036	1,260,369
American Home Mortgage Assets LLC, Series 2005-2, Class 2A1A	4,195,365	3.01		1/25/2036	1,798,432
American Home Mortgage Assets LLC, Series 2006-2, Class 2A2	9,664,309	0.52		9/25/2046	1,043,407
American Home Mortgage Investment Trust, Series 2004-3, Class 3A	4,859,482	2.43		10/25/2034	3,053,416
American Home Mortgage Investment Trust, Series 2005-1, Class 4A1	1,133,487	2.80		6/25/2045	821,270
American Home Mortgage Investment Trust, Series 2005-2 Class 5A4C	3,215,000	5.41	*	9/25/2035	2,091,476
American Home Mortgage Investment Trust, Series 2005-SDI, Class 1A1	3,625,206	0.74		9/25/2035	1,822,253
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1	7,501,899	0.49		3/25/2046	3,949,435
American Home Mortgage Investment Trust, Series 2007-A, Class 4A	4,074,370	0.74		7/25/2046	1,184,802
American Home Mortgage Investment Trust, Series 2007-SD2, Class A	1,244,963	0.69		1/25/2047	248,181
Argent Securities, Inc., Series 2005-W3, Class A2D	23,400,000	0.63		11/25/2035	13,523,258
Banc of America Alternative Loan Trust Series 2006-5, Class 3A1	2,866,496	6.00	*	6/25/2046	2,659,016
Banc of America Funding Corp., Series 2004-C, Class 3A1	7,394,597	2.83		12/20/2034	5,160,246
Banc of America Funding Corp., Series 2005-B, Class 2A1	807,898	2.92		4/20/2035	550,537
Banc of America Funding Corp., Series 2005-F, Class 2A1	1,133,244	2.79		9/20/2035	552,234
Banc of America Funding Corp., Series 2005-F, Class 4A1	1,379,214	2.79		9/20/2035	906,187
Banc of America Funding Corp., Series 2006-5, Class 4A5	6,400,000	6.00	*	9/25/2036	6,306,963
Banc of America Funding Corp., Series 2006-D, Class 6A1	7,791,753	5.32		5/20/2036	4,724,186
Banc of America Funding Corp., Series 2006-F, Class 1A1	21,293,210	2.73		7/20/2036	15,411,365
Banc of America Funding Corp., Series 2007-A, Class 2A1	6,981,468	0.44		2/20/2047	4,300,005
Banc of America Funding Corp., Series 2007-C, Class 5A1	3,182,006	2.73		5/20/2036	2,236,797
Banc of America Funding Corp., Series 2007-C, Class 7A1	13,458,981	0.49		5/20/2047	8,828,136
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	11,923,192	1.19		1/25/2036	9,120,741
Banc of America Mortgage Securities, Inc, Series 2005-C, Class 2A1	2,085,046	2.86		4/25/2035	1,556,633
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	3,106,586	2.76		9/25/2035	2,362,562
Bayview Financial Acquisition Trust, Series 2006-C, Class 2A4	8,180,848	0.37		11/28/2036	4,126,240
Bayview Financial Acquisition Trust, Series 2007-A, Class 2A	14,328,177	0.64		5/28/2037	5,858,147
BCAP LLC Trust, Series 2006-AA2, Class A1	24,243,620	0.46		1/25/2037	11,163,169
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 12A5	3,808,364	2.79		4/25/2034	2,991,230
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 1A1	11,380,818	2.73		2/25/2035	8,008,466
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A	295,641	4.76		7/25/2034	275,196
Bear Steams Adjustable Rate Mortgage Trust, Series 2004-7, Class 2A1	5,881,563	2.78		10/25/2034	4,088,275
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1	2,955,039	2.73		3/25/2035	2,271,574
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	200,000	2.71		10/25/2035	155,134
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	793,044	5.57		2/25/2036	495,218
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 2A3	15,000,000	2.75		8/25/2035	11,559,540
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1	9,232,630	2.73		8/25/2035	5,045,669
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	1,747,388	2.67		10/25/2036	1,063,354
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1	1,736,960	2.33		12/25/2046	1,016,469
Bear Stearns Alt-A Trust, Series 2004-12, Class 1A1	5,523,461	0.64		1/25/2035	4,354,978
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A1	907,023	2.43		1/25/2035	654,916
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A2	6,771,305	2.84		1/25/2035	4,708,745
Bear Steams Alt-A Trust, Series 2005-1, Class A1	6,634,791	0.85		1/25/2035	4,684,999
Bear Stearns Alt-A Trust, Series 2005-2, Class 2A4	2,774,144	2.70		4/25/2035	1,974,478
Bear Stearns Alt-A Trust, Series 2005-4, Class 24A1	13,120,883	4.99		5/25/2035	10,177,200
Bear Stearns Alt-A Trust, Series 2005-9, Class 25A1	5,064,788	5.33		11/25/2035	3,377,504
Bear Stearns Alt-A Trust, Series 2006-1, Class 22A1	6,050,599	2.56		2/25/2036	3,404,013
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	14,753,619	2.77		3/25/2036	7,033,861
Bear Stearns Alt-A Trust, Series 2006-2, Class 24A1	15,172,352	5.49		3/25/2036	7,299,783
Bear Stearns Asset Backed Securities Trust, Series 2004-501, Class A2	6,428,241	0.74		12/25/2042	5,755,988
Bear Steams Asset Backed Securities Trust, Series 2005-AC3, Class 1A1	10,565,492	0.79		7/25/2035	6,829,112
Bear Stearns Asset Backed Securities Trust, Series 2005-CL1, Class A1	1,683,418	0.79		9/25/2034	1,251,568

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A	21,962,325	0.78		7/25/2035	16,523,290
Bear Stearns Asset Backed Securities Trust, Series 2006-AC2, Class 1A1	12,849,840	0.64		3/25/2036	4,696,912
CC Mortgage Funding Corp., Series 2004-3A, Class A2	219,370	0.59		8/25/2035	137,493
CC Mortgage Funding Corp., Series 2005-1A, Class A2	336,385	0.49		1/25/2036	190,734
CC Mortgage Funding Corp., Series 2005-3A, Class A2	2,397,876	0.52		7/25/2036	1,305,303
CC Mortgage Funding Corp., Series 2005-4A, Class A2	1,735,752	0.54		10/25/2036	977,222
CC Mortgage Funding Corp., Series 2006-2A, Class A1	6,495,631	0.42		4/25/2047	3,506,127
CC Mortgage Funding Corp., Series 2006-2A, Class A2	15,639,021	0.47		4/25/2047	6,675,876
CC Mortgage Funding Corp., Series 2006-3A, Class A2	4,536,080	0.47		8/25/2047	1,874,617
Chase Mortgage Finance Corp., Series 2005-A2, Class 1A5	19,584,601	2.77		1/25/2036	13,580,863
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1	5,286,793	5.50	*	11/25/2021	4,895,835
Chase Mortgage Finance Corp., Series 2007-S1, Class A4	2,171,081	0.89		2/25/2037	1,667,800
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A1A	20,655,178	2.89		12/25/2035	8,824,594
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	7,211,666	2.80		12/25/2035	2,957,425
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A3	503,648	4.90		11/25/2035	435,943
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2	1,759,884	5.50	*	11/25/2035	1,654,884
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4, Class A2D	10,866,000	0.65		10/25/2035	6,988,316
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 2A2A	17,699,340	2.65		6/25/2036	6,745,183
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2A1A	11,698,557	2.67		7/25/2036	4,990,406
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A1A	4,830,691	2.33		3/25/2037	2,240,204
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR4, Class 2A1A	1,605,556	2.84		3/25/2037	938,807
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1A2A	6,859,350	3.84		4/25/2037	3,828,114
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 1A1A	2,190,042	5.22		8/25/2047	1,386,962
Countrywide Alternative Loan Trust, Series 2004-6CB, Class A	1,904,665	0.58		5/25/2034	1,453,202
Countrywide Alternative Loan Trust, Series 2005-14, Class 3A1	6,380,523	2.93		5/25/2035	3,136,384
Countrywide Alternative Loan Trust, Series 2005-2003, Class 4A1	2,837,453	5.25	*	7/25/2020	2,683,995
Countrywide Alternative Loan Trust, Series 2005-32T1, Class A3	46,548,908	1.29		8/25/2035	26,168,540
Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1	1,007,448	2.73		8/25/2035	629,802
Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A6	32,132,839	6.86		3/25/2035	4,709,087
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1	3,140,849	0.62		10/25/2035	1,471,136
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1	6,267,740	1.21		12/25/2035	3,389,845
Countrywide Alternative Loan Trust, Series 2005-7CB, Class 1A3	23,204,081	6.31		4/25/2035	3,069,055
Countrywide Alternative Loan Trust, Series 2005-J10, Class 1A1	3,741,567	0.79		10/25/2035	2,369,991
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1	5,781,070	6.50	*	9/25/2034	5,587,381
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A1	7,328,524	0.99		7/25/2035	4,723,717
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A2	8,820,061	4.51		7/25/2035	1,091,215
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2A1	1,393,178	5.00	*	6/25/2020	1,348,032
Countrywide Alternative Loan Trust, Series 2006-26CB, Class A21	9,106,811	6.86		9/25/2036	1,874,387
Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5	3,652,677	6.81		3/25/2036	858,837
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 1A7	29,779,223	6.25		12/25/2036	19,507,416
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 1A1	11,312,645	5.10		5/25/2036	5,649,693
Countrywide Alternative Loan Trust, Series 2006-HY3, Class 3A1	3,993,217	6.03		4/25/2036	2,302,090
Countrywide Alternative Loan Trust, Series 2006-J8, Class A5	3,746,011	6.00	*	2/25/2037	2,270,214
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A1D	35,000,000	0.57		10/25/2046	8,760,920
Countrywide Alternative Loan Trust, Series 2007-3T1, Class 2A1	16,438,601	6.00	*	3/25/2027	13,110,015
Countrywide Alternative Loan Trust, Series 2007-JL, Class 1A2	2,305,273	5.75	*	3/25/2037	1,659,047
Countrywide Asset-Backed Certificates, Series 2005-1, Class AF5A	2,607,000	5.50	*	7/25/2035	1,887,948
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF5B	2,511,000	5.15		10/25/2035	1,742,343
Countrywide Asset-Backed Certificates, Series 2007-QH1, Class A1	1,432,427	0.49		2/25/2037	867,465
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 12A1	10,260,709	2.78		8/25/2034	7,611,856
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-23, Class A	3,303,110	2.55		11/25/2034	1,635,337
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A2	2,350,730	0.68		2/25/2035	1,051,931
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1	4,993,996	2.62		9/20/2034	3,887,246
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	614,845	2.72		11/20/2034	455,958
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	14,254,793	2.72		11/20/2034	10,571,098
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R1, Class 1AF	1,140,023	0.69		11/25/2034	938,962
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R2, Class 1AF1	3,754,972	0.71		11/25/2034	3,086,403
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-18, Class A7	2,570,574	18.72		10/25/2035	2,848,921
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	798,600	0.61		3/25/2035	449,219
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	1,136,962	0.58		4/25/2035	621,620
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 2A1	3,259,425	0.60		3/25/2035	1,822,788
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1	1,018,565	0.59		5/25/2035	585,902

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 2A1	1,248,714	0.51		5/25/2035	704,818
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HY10, Class 1A1	3,039,419	3.32		2/20/2036	1,652,106
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-M133, Class 1A1	2,259,044	2.67		6/20/2035	1,496,901
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 1A1	6,769,520	2.44		10/20/2035	3,772,193
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 1A1	1,138,477	2.68		2/20/2036	669,594
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	550,047	47.37		8/25/2035	1,259,500
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 1AFI	6,723,527	0.65		3/25/2035	5,204,938
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 2A1	921,927	6.00	*	3/25/2035	893,991
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF	24,310,804	0.69		9/25/2035	19,962,257
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A1	1,467,080	0.54		3/25/2036	812,644
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R1, Class AP2	728,685	0.66		1/25/2036	603,332
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AP1	601,323	0.71		7/25/2036	511,678
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-3, Class A14	1,848,846	0.69		4/25/2037	1,236,870
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 2A1	2,217,879	2.56		2/25/2034	1,854,049
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1	423,303	2.78		11/25/2034	366,526
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 12A1	1,579,864	5.25	*	11/25/2020	1,505,726
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 303	8,484,539	5.50	*	11/25/2035	6,142,476
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1	2,421,175	5.00	*	8/25/2020	2,394,545
Credit Suisse Mortgage Capital Certificates, Series 2006-3, Class 5A4	9,718,626	6.00	*	4/25/2036	6,947,030
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 11A4	9,630,500	7.00	*	8/25/2036	6,687,621
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 5A1	7,735,273	0.72		8/25/2036	2,862,910
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1	3,489,339	6.00	*	10/25/2021	2,759,195
Credit-Based Asset Servicing And Securitization LLC, Series 2007-SP1, Class A4	7,871,000	6.02		12/25/2037	6,341,531
CSAB Mortgage Backed Trust, Series 2007-1, Class 1A3A	4,365,737	5.86		5/25/2037	2,222,291
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-AR2, Class 3A1	17,656,697	2.57		10/25/2035	8,361,011
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-AR1, Class 2A1	6,480,006	2.88		2/25/2036	3,406,481
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2007-1, Class 2A1	28,602,676	0.39		8/25/2037	16,556,573
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A	26,199,008	1.15		4/19/2047	14,134,889
First Franklin Mortgage Loan Asset Backed Certificates, Series 2002-FF4, Class 2A2	1,128435	1.37		2/25/2033	747,642
First Horizon Alternative Mortgage Securities, Series 2005-AA2, Class 1A1	1,530,246	2.26		3/25/2035	1,147,574
First Horizon Alternative Mortgage Securities, Series 2005-AM, Class 3A1	13,166,623	2.28		8/25/2035	8,913,396
First Horizon Alternative Mortgage Securities, Series 2007-FAZ Class 1A10	9,679,629	0.54		4/25/2037	4,706,894
First Horizon Asset Securities, Inc., Series 2005-3, Class A5	3,399,102	14.48		6/25/2035	3,688,670
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1	10,949,870	2.64		10/25/2035	7,894,002
First Horizon Asset Securities, Inc., Series 2005-AR5, Class 1A1	760,980	2.63		11/25/2035	568,896
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1	12,944,149	3.08		11/19/2035	8,186,488
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A	1,424,287	0.51		7/25/2030	1,193,990
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1	16,150,092	2.21		3/25/2036	9,593,736
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A1	12,620,897	0.50		4/25/2036	5,718,945
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A	32	0.39		9/25/2046	32
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A	372,968	0.37		10/25/2046	354,679
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A3A1	78,044,887	0.51		10/25/2046	16,743,984
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A3A	64,807,640	0.51		10/25/2046	10,985,089
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A	2,934,463	0.37		2/25/2047	2,159,240
Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1	541,873	0.42		4/25/2047	440,242
GSAA Trust, Series 2005-11, Class 3A2	14,764,961	0.61		10/25/2035	4,377,220
GSAA Trust, Series 2005-MTR1, Class A3	2,966,000	0.60		10/25/2035	1,759,754
GSAA Trust, Series 2005-MTR1, Class A5	4,566,000	0.71		10/25/2035	750,061
GSAA Trust, Series 2006-10, Class AF3	12,775,903	5.98		6/25/2036	6,721,620
GSAA Trust, Series 2007-6, Class A5	14,015,042	0.57		5/25/2047	1,318,563
GSAA Trust, Series 2007-7, Class A4	2,390,000	0.56		7/25/2037	1,401,525
GSAA Trust, Series 2007-8, Class AS	10,000,000	0.74		8/25/2037	6,068,270
GSAMP Trust, Series 2006-SEA1, Class A	344,628	0.59		5/25/2036	283,415
GSMPS Mortgage Loan Trust, Series 2005-LT1, Class A1	3,770,822	0.52		2/25/2035	3,314,392
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1A3	455,054	8.00	*	1/25/2035	466,837

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF	5,682,707	0.64		1/25/2035	4,363,950
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF	2,501,832	0.64		3/25/2035	2,020,262
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF	16,095,796	0.64		9/25/2035	12,565,119
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A2	1,210,547	7.50	*	1/25/2036	1,207,687
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A3	2,140,473	8.00	*	1/25/2036	2,181,264
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A4	338,745	8.50	*	1/25/2036	351,570
GSMPS Mortgage Loan Trust, Series 2006-RP2, Class 1AF1	4,058,572	0.69		4/25/2036	3,244,418
GSR Mortgage Loan Trust, Series 2005-6F, Class 2A1	4,411,212	0.59		7/25/2035	3,843,312
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	13,439,078	5.50	*	11/25/2035	12,448,282
GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A1	7,435,207	2.86		4/25/2035	5,022,765
GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2	3,229,395	2.86		4/25/2035	2,283,731
GSR Mortgage Loan Trust, Series 2005-AR2, Class 5A1	3,089,185	2.63		4/25/2035	2,556,239
GSR Mortgage Loan Trust, Series 2005-AR3, Class 3A1	7,700,336	2.73		5/25/2035	5,168,658
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1	16,962,027	2.71		5/25/2035	11,172,480
GSR Mortgage Loan Trust, Series 2005-AR4, Class 2A1	3,286,852	2.77		7/25/2035	2,256,142
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	8,625,000	2.76		7/25/2035	5,489,588
GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1	1,366,382	2.84		10/25/2035	924,713
GSR Mortgage Loan Trust, Series 2006-10F, Class 4A2	17,234,855	6.36		1/25/2037	2,991,407
GSR Mortgage Loan Trust, Series 2006-9F, Class 5A2	32,959,622	6.26		10/25/2036	5,324,212
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A2	49,632,474	0.55		8/25/2046	7,800,190
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	965,530	2.76		1/19/2035	687,542
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	2,642,546	0.66		1/19/2035	1,162,588
Harborview Mortgage Loan Trust, Series 2005-15, Class 2A11	2,088,386	0.55		10/20/2045	1,260,702
Harborview Mortgage Loan Trust, Series 2005-4, Class 1A	3,167,818	2.81		7/19/2035	1,960,756
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A	2,421,597	0.62		6/20/2035	1,801,455
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C	13,413,102	0.73		6/20/2035	8,494,021
Harborview Mortgage Loan Trust, Series 2006-13, Class A	1,590,850	0.46		11/19/2046	655,101
Harborview Mortgage Loan Trust, Series 2006-3, Class 3A	16,016,315	5.54		6/19/2036	8,696,987
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A1A	15,809,032	2.75		8/19/2036	8,151,089
Homestar Mortgage Acceptance Corp., Series 2004-2, Class AV1	3,930,626	0.64		6/25/2034	3,239,134
HSBC Asset Loan Obligation, Series 2007-ARI, Class 4A1	3,760,565	5.14		1/25/2037	2,239,706
Impac Secured Assets Cmn Owner Trust, Series 2005-1, Class 4A	4,369,713	3.12		7/25/2035	2,607,373
Impac Secured Assets Cmn Owner Trust, Series 2006-1, Class 1A2B	8,595,598	0.49		5/25/2036	4,115,624
Impac Secured Assets Cmn Owner Trust, Series 2007-1, Class A2	4,560,000	0.45		3/25/2050	2,281,842
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1	3,586,565	5.73		11/25/2037	2,569,078
IndyMac Index Mortgage Loan Trust, Series 2004-AR1 Class 2A1	920,397	0.89		4/25/2034	594,722
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1	2,863,808	0.68		12/25/2034	1,473,042
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class 1A1	2,715,543	2.65		1/25/2035	1,843,840
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A	9,454,210	2.52		8/25/2034	7,533,502
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A	4,330,480	1.15		8/25/2034	2,598,608
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1	5,164,756	2.63		3/25/2035	4,407,510
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	7,865,854	4.91		9/25/2035	5,500,033
IndyMac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1	1,949,795	5.15		10/25/2035	1,383,836
IndyMac Index Mortgage Loan Trust, Series 2005-AR3, Class 2A1	1,877,939	2.52		4/25/2035	1,414,603
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 1A1	4,588,145	2.49		6/25/2035	2,298,115
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 1A1	11,930,057	2.75		6/25/2036	5,704,213
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A	8,944,868	0.49		11/25/2046	1,709,579
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A1	18,028,791	0.4l		7/25/2036	7,466,930
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1B	16,558,585	0.50		4/25/2046	7,464,279
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A2	46,666,075	0.59		4/25/2046	5,930,465
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A1	9,191,546	2.85		9/25/2036	4,919,260
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A3	12,326,358	2.85		9/25/2036	3,340,973
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A1	2,916,126	0.42		10/25/2036	1,526,181
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2-A2	20,222,194	0.49		10/25/2036	10,881,926
IndyMac Index Mortgage Loan Trust, Series 2006-ARS5, Class 2A1A	7,474,652	0.46		1/25/2037	3,272,739
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A	7,532,562	0.50		5/25/2046	4,049,626
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1	12,496,601	2.82		5/25/2036	6,448,896
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 5A1	5,975,293	4.70		5/25/2036	2,649,827
Loan IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3	3,641,401	5.08		6/25/2036	2,88075
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2-A1	2,199,055	5.00		8/25/2037	1,270,493
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1	26,261,174	4.68		5/25/2037	12,969,763
IndyMac Residential Asset Backed Trust, Series 2005-D, Class A12	3,074,314	0.61		3/25/2036	982,191
JPMorgan Alternative Loan Trust, Series 2005-A2, Class 1A1	5,482,304	0.55		1/25/2036	3,466,219
JPMorgan Alternative Loan Trust, Series 2006-A4, Class A7	43,170,000	6.30	*	9/25/2036	14,058,526
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A4	7,400,000	6.18		3/25/2036	3,103,723
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 3A1	10,994,409	5.84		3/25/2037	5,634,404
JPMorgan Mortgage Trust, Series 2004-A3, Class 5F3	632,562	2.17		6/25/2034	591,071
JPMorgan Mortgage Trust, Series 2005-A1, Class 3A2	1,495,464	5.02		2/25/2035	1,325,293
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	4,000,000	2.77		8/25/2035	2,715,800
JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3	10,230,600	2.77		9/25/2035	6,259,102
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	6,120,000	2.59		11/25/2035	4,307,146
JPMorgan Mortgage Trust, Series 2005-ALT1, Class 2A1	8,919,268	2.61		10/25/2035	5,628,843
JPMorgan Mortgage Trust, Series 2005-83, Class 1A1	18,270,039	6.50	*	1/25/2036	17,382,207
JPMorgan Mortgage Trust, Series 2005-93, Class 2A2	1,959,632	5.50	*	1/25/2021	1,894,804

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
JPMorgan Mortgage Trust, Series 2006-A6, Class 3A3L	3,000,000	5.46		10/25/2036	2,151,297
JPMorgan Mortgage Trust, Series 2006-52, Class 2A1	2,619,004	5.00	*	7/25/2036	2,408,067
JPMorgan Mortgage Trust, Series 2006-52, Class 2A2	3,318,633	5.88	*	7/25/2036	3,106,064
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3	9,128,585	5.70		6/25/2037	6,690,121
JPMorgan Mortgage Trust, Series 2007-52, Class 3A2	3,470,050	6.00	*	6/25/2037	3,063,891
JPMorgan Mortgage Trust, Series 2007-52, Class 3A3	1,091,033	6.50	*	6/25/2037	970,056
JPMorgan Mortgage Trust, Series 2007-53, Class 2A3	1,806,545	6.00	*	8/25/2022	1,720,015
Lehman Mortgage Trust, Series 2006-1, Class 3A1	22,111,206	1.04		2/25/2036	15,288,815
Lehman Mortgage Trust, Series 2006-1, Class 3A2	22,111,206	4.46		2/25/2036	2,667,704
Lehman Mortgage Trust, Series 2006-3, Class 2A1	28,332,419	0.65		7/25/2036	11,038,849
Lehman Mortgage Trust, Series 2006-3, Class 2A2	21,163,326	6.85		7/25/2036	4,498,582
Lehman Mortgage Trust, Series 2006-7, Class 4A2	7,303,694	7.46		11/25/2036	1,904,113
Lehman XS Trust, Series 2005-5N, Class 1A1	2,115,130	0.59		11/25/2035	1,466,069
Lehman XS Trust, Series 2005-5N, Class 1A2	13,219,565	0.65		11/25/2035	3,351,543
Lehman XS Trust, Series 2005-5N, Class 3A1A	6,356,226	0.59		11/25/2035	4,213,186
Lehman XS Trust, Series 2005-6, Class 3A3A	3,225,000	5.76		11/25/2035	1,354,339
Lehman XS Trust, Series 2005-7N, Class 1A2A	15,639,312	0.64		12/25/2035	4,526,908
Lehman XS Trust, Series 2005-9N, Class 1A1	9,418,030	0.56		12/30/2050	4,849,815
Lehman X5 Trust, Series 2006-ION, Class 2A1	19,168,783	0.41		5/25/2046	2,829,485
Lehman XS Trust, Series 2006-14N, Class 1A1B	9,956,594	0.50		9/25/2046	3,899,351
Lehman XS Trust, Series 2006-19, Class A4	35,342,681	0.46		12/25/2036	14,969,287
Lehman XS Trust, Series 2006-20, Class A4	23,172,268	0.46		1/25/2037	8,862,118
Lehman XS Trust, Series 2006-4N, Class A1D1	30,568,630	0.62		4/25/2046	3,849,141
Lehman XS Trust, Series 2006-7, Class 2A3A	27,201,389	0.57		5/25/2036	5,387,915
Lehman XS Trust, Series 2006-8, Class 2A4A	16,479,000	0.55		6/25/2036	4,640,157
Lehman XS Trust, Series 2007-1, Class WF1	4,904,290	5.65		1/25/2037	2,603,276
Lehman XS Trust, Series 2007-2N, Class 3A3	12,477,218	0.46		2/25/2037	1,573,153
Master Adjustable Rate Mortgages Trust, Series 2004-12, Class 2A1	666,757	2.48		11/25/2034	518,346
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7	5,100,000	2.72		11/21/2034	4,652,954
Master Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1	7,126,630	2.41		9/25/2035	4,614,536
Master Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1	1,178,001	2.68		4/25/2036	847,024
Master Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 4A1	1,356,295	0.50		4/25/2046	702,473
Master Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A4	4,600,000	0.59		5/25/2047	615,770
Master Alternative Loans Trust, Series 2006-2, Class 2A4	35,111,133	6.86		3/25/2036	8,857,700
Master Alternative Loans Trust, Series 2007-1, Class 1A1	8,678,433	0.89		10/25/2036	6,998,002
Master Reperforming Loan Trust, Series 2005-1, Class 1A1	526,225	6.00	*	8/25/2034	512,646
Master Reperforming Loan Trust, Series 2005-2, Class 1A1F	17,843,605	0.64		5/25/2035	14,129,084
Master Reperforming Loan Trust, Series 2006-1, Class 1A1F	10,272,823	0.65		7/25/2035	8,087,681
Master Reperforming Loan Trust, Series 2006-2, Class 1A1	303,282	5.31		5/25/2036	270,191
Master Specialized Loan Trust, Series 2007-1, Class A	1,621,941	0.66		1/25/2037	490,029
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1	662,951	1.79		10/25/2037	371,641
Merrill Lynch Mortgage Investors, Inc, Series 2005-A10, Class .A	983,855	0.50		2/25/2036	634,781
Merrill Lynch Mortgage Investors, Inc, Series 2005-A5, Class A3	12,800,000	2.61		6/25/2035	9,111,360
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3	15,288,000	0.67		8/25/2035	7,337,888
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	4,283,125	2.41		12/25/2035	2,931,671
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class 1A1	1,768,456	2.76		3/25/2036	924,345
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class 2A1	2,603,957	5.65		3/25/2036	1,485,542
Merrill Lynch Mortgage Investors, Inc., Series 2006-OPT1, Class A2C	2,758,157	0.44		8/25/2037	994,037
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	606,830	2.02		2/25/2036	457,133
Morgan Stanley ABS Capital I, Series 2006-NCI, Class A4	31,227,439	0.59		12/25/2035	20,189,507
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2	14,037,579	2.77		8/25/2034	10,408,963
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class A2	30,197,762	0.56		1/25/2036	14,656,424
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1	1,037,373	2.45		7/25/2035	638,430
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A	31,813,918	2.54		7/25/2035	18,606,688
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 4A1	1,968,587	5.29		9/25/2035	1,279,977
Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 1A1	44,516,442	0.57		2/25/2036	23,308,585
Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 1AX	138,447,830	3.75		2/25/2036	12,690,543
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3	5,153,230	0.55		3/25/2036	2,816,694
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A2	2,521,900	0.44		8/25/2036	827,123
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 4A1	16,476,731	5.21		11/25/2037	9,614,469
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 1A3A	22,034,762	5.75		1/25/2047	15,535,322
Nomura Asset Acceptance Corp., Series 2004-R1, Class A1	263,731	6.50	*	3/25/2034	266,978
Nomura Asset Acceptance Corp., Series 2004-R2, Class A1	380,196	6.50	*	10/25/2034	382,717
Nomura Asset Acceptance Corp., Series 2005-AP3, Class AS	2,985,256	5.19	*	8/25/2035	2,025,998
Nomura Asset Acceptance Corp., Series 2006-API, Class A2	2,590,258	5.52		1/25/2036	1,548,267
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1C	3,100,000	0.70		11/25/2035	1,568,578
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1A1D	10,000,000	0.67		12/25/2035	5,424,110
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT	10,336,348	0.57		12/25/2035	6,453,851
Option One Mortgage Loan Trust, Series 2002-1, Class A	2,972,817	0.87		2/25/2032	2,242,447
PHI -I Alternative Mortgage Trust, Series 2007-2, Class 2A3	9,583,400	1.19		5/25/2037	5,512,113
Prime Mortgage Trust, Series 2006-CL1, Class A1	11,544,273	0.79		2/25/2035	8,804,494
RAAC Series, Series 2006-RP2, Class A	883,795	0.54		2/25/2037	634,488
RAAC Series, Series 2006-RM, Class A	7,288,347	0.56		5/25/2036	4,370,253
RAAC Series, Series 2006-RP4, Class A	1,715,391	0.58		1/25/2046	1,224,149

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
RAAC Series, Series 2007-RP1, Class A	27,382,697	0.58		5/25/2046	16,968,127
RAAC Series, Series 2007-RP2, Class A	910,639	0.64		2/25/2046	524,074
RAAC Series, Series 2007-RP3, Class A	6,269,402	0.67		10/25/2046	3,159,904
RAAC Series, Series 2007-SP1, Class. A3	33,211,000	0.77		3/25/2037	20,505,400
Renaissance Home Equity Loan Trust, Series 2006-2, Class AV3	1,600,000	0.53		8/25/2036	718,691
Residential. Accredit Loans, Inc., Series 2005-QA10, Class A41	9,263,173	5.68		9/25/2035	5,654,148
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2	2,074,667	2.99		3/25/2035	1,304,325
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41	20,580,778	3.00		4/25/2035	16,918,943
Residential Accredit Loans, Inc., Series 2005-QA7, Class A22.	1,476,396	3.23		7/25/2035	1,070,425
Residential Accredit Loans, Inc., Series 2006-QA1, Class A1l	11,121,611	3.40		1/25/2036	5,380,936
Residential Accredit Loans, Inc., Series 2006.-QA1, Class A21	7,731,293	3.82		1/25/2036	3,871,754
Residential Accredit Loans, Inc., Series 2006-QA10, Class A1	14,018,635	0.48		12/25/2036	6,110,737
Residential Accredit Loans, Inc., Series 2006-QA4, Class A	7,419,864	0.47		5/25/2036	3,683,280
Residential Accredit Loans, Inc., Series 2006-QA6, Class A1	16,963,087	0.48		7/25/2036	7,080,986
Residential Accredit Loans, Inc., Series 2006-Q0E Class A2	4,913,039	0.56		2/25/2046	1,544,940
Residential Accredit Loans, Inc., Series 2006-Q54, Class A6	3,181,492	5.21		4/25/2036	468,787
Residential Accredit Loans, Inc„ Series 2007-QA1, Class A1	26,651,097	0.43		1/25/2037	11,800,413
Residential Accredit Loans, Inc., Series 2007-QA2, Class A1	12,367,920	0.42		2/25/2037	6,100,885
Residential Accredit Loans, Inc., Series 2007-QA2, Class A3	413,140	0.44		3/25/2037	167,079
Residential Accredit Loans, Inc., Series 2007-QO4, Class A1A	844,507	0.48		5/25/2047	453,704
Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A4	1,038,014	8.50	*	10/25/2031	1,105,901
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A3	771,366	7.50	*	12/25/2031	778,634
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4	1,968,489	8.50	*	12/25/2031	2,032,689
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A5	834,611	7.50	*	7/25/2032	764,135
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A6	598,683	7.50	*	5/25/2032	590,188
Residential Asset Mortgage Products, Inc., Series 2005-SLI, Class A7	9,073,863	8.00	*	5/25/2032	8,517,581
Residential Asset Mortgage Products, Inc., Series 2006-RS4, Class A4	34,312,810	0.57		7/25/2036	8,396,688
Residential Asset Mortgage Products, Inc., Series 2007-R51, Class A4	17,000,000	0.57		2/25/2037	1,551,913
Residential Asset Securitization Trust, Series 2005-A13, Class 1A3	13,320,574	0.76		10/25/2035	8,329,195
Residential Asset Securitization Trust, Series 2005-A13, Class 1A4	13,320,574	4.74		10/25/2035	1,555,130
Residential Asset Securitization Trust, Series 2005-A5, Class A1	7,766,827	0.59		5/25/2035	6,064,883
Residential Asset Securitization Trust, Series 2005-A5, Class A2	25,532,649	4.91		5/25/2035	2,322,475
Residential Asset Securitization Trust, Series 2006-A1, Class 1A6	5,622,780	0.79		4/25/2036	2,728,769
Residential Asset Securitization Trust, Series 2006-A1, Class 1A7	5,622,780	5.21		4/25/2036	937,037
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1	4,239,142	0.79		7/25/2036	1,628,453
Residential Asset Securitization Trust, Series 2007-A2, Class 1A1	6,326,997	6.00	*	4/25/2037	4,512,022
Residential Asset Securitization Trust, Series 2007-A8, Class 1A3	10,711,403	6.00	*	8/25/2037	7,283,486
Residential Funding Mortgage Securities I, Series 2005-SA3, Class 1A	2,552,739	2.90		8/25/2035	1,591,559
Residential Funding Mortgage Securities I, Series 2005-SA5, Class 1A	23,105,618	3.03		11/25/2035	12,559,821
Residential Funding Mortgage Securities I, Series 2005-SA5, Class 3A	2,804,525	5.34		11/25/2035	1,986,109
Residential Funding Mortgage Securities I, Series 2006-SA2, Class 4A1	9,354,323	5.90		8/25/2036	7,995,215
Residential Funding Mortgage Securities I, Series 2007-53, Class 2A1	3,253,900	5.50	*	3/25/2022	3,136,041
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	590,180	2.76		9/25/2034	492,644
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2	5,822,464	2.59		11/25/2034	4,107,090
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2	2,067,092	2.67		12/25/2034	1,426,705
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	1,265,617	5.50	*	12/25/2034	1,139,797
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A1	2,505,134	2.57		1/25/2035	1,642,346
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A	775,032	2.53		7/25/2034	666,400
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 1A1	9,503,078	2.57		2/25/2035	6,412,791
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A	3,451,963	2.55		5/25/2035	2,556,835
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	8,356,980	2.50		6/25/2035	6,116,825
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1	3,885,403	2.50		7/25/2035	2,426,116
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 2A1	360,256	5.11		7/25/2035	275,585
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1	978,840	0.59		10/25/2035	637,622
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 1A1	2,301,941	5.39		10/25/2035	1,243,967
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	791,937	5.53		10/25/2035	595,769
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A4	3,386,819	2.47		12/25/2035	1,149,771
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 1A1	23,590,804	2.53		3/25/2035	14,581,075
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 3A1	2,211,356	2.51		3/25/2035	1,764,355
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A	13,056,222	5.19		3/25/2035	11,001,734
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3	2,135,148	2.51		4/25/2035	1,462,081
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 5A2	35,530,000	2.66		2/25/2036	21,547,096
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 7A4	12,512,750	5.48		2/25/2036	6,093,034
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 3A2	6,436,374	5.33		4/25/2036	1,982,686
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	6,642,996	5.41		5/25/2036	4,654,973
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	6,144,575	5.48		5/25/2036	4,422,761
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A	10,200,252	5.53		5/25/2036	7,257,072
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3A5	23,940,000	5.12		9/25/2036	13,255,267
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-1, Class 2A3	17,198,165	5.37		2/25/2037	7,743,663
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2	12,318,000	5.36		4/25/2047	5,764,294
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 2A2	23,700,000	5.17		6/25/2037	8,985,713
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1	8,186,464	0.59		8/25/2037	4,362,477
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1	17,531,104	2.51		12/27/2035	8,042,113
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1	18,948,986	2.36		3/25/2046	10,752,867

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
Structured Asset Securities Corp., Series 2003-34A, Class 1A	3,024,939	3.09		11/25/2033	2,422,789
Structured Asset Securities Corp., Series 2005-15, Class 2A7	7,000,000	5.50	*	8/25/2035	6,102,299
Structured Asset Securities Corp., Series 2005-16, Class 1A2	18,500,000	5.50	*	9/25/2035	15,752,140
Structured Asset Securities Corp., Series 2005-2XS, Class 1A5B	12,117,411	4.65		2/25/2035	11,600,398
Structured Asset Securities Corp., Series 2005-4XS, Class 1A4B	1,900,000	5.25	*	3/25/2035	1,561,207
Structured Asset Securities Corp., Series 2005-5, Class 2A2	14,235,000	5.50	*	4/25/2035	13,128,884
Structured Asset Securities Corp., Series 2005-RF1, Class A	2,248,714	0.64		3/25/2035	1,734,638
Structured Asset Securities Corp., Series 2005-RF2, Class A	3,169,769	0.64		4/25/2035	2,523,002
Structured Asset Securities Corp., Series 2005-RF3, Class 1A	18,810,127	0.64		6/25/2035	14,053,065
Structured Asset Securities Corp., Series 2006-GEL3, Class A2	14,793,165	0.52		7/25/2036	10,696,494
Structured Asset Securities Corp., Series 2006-RF3, Class 1A1	1,261,187	6.00	*	10/25/2036	1,251,066
SunTrust Alternative Loan Trust, Series 2005-1F, Class 1A1	23,174,460	0.94		12/25/2035	14,341,770
SunTrust Alternative Loan Trust, Series 2005-1F, Class 1A6	14,198,947	5.75	*	12/25/2035	8,892,858
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1	6,054,829	6.04		9/25/2037	5,374,981
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	2,514,392	6.05		9/25/2037	2,445,267
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A	1,583,676	0.55		3/25/2036	1,088,424
Wachovia Mortgage Loan Trust LLC, Series 2005-5, Class 2A2	2,303,419	2.68		10/20/2035	2,143,663
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A3	12,566,000	2.68		10/20/2035	9,165,917
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A4	4,000,000	2.68		10/20/2035	2,906,300
Wachovia Mortgage Loan Trust LLC, Series 2006-A, Class 2A1	25,106,894	2.79		5/20/2036	16,070,898
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1	7,109,449	0.37		1/25/2037	3,272,614
Wachovia Mortgage Loan Trust LLC, Series 2006-ALTI, Class A2	16,628,453	0.47		1/25/2037	7,721,356
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A3	19,493,773	1.19		11/25/2035	10,879,455
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-7, Class 1A6	1,111,755	46.82		9/25/2035	1,994,463
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class 5A4	2,227,047	33.78		11/25/2035	3,031,843
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 1A1	2,051,286	0.89		7/25/2036	902,828
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1B	2,476,199	0.61		2/25/2036	271,151
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A1	18,293,854	0.39		12/25/2036	7,772 656
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A3A	15,623,010	0.52		12/25/2036	7,499,076
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 4A	1,487,314	1.20		6/25/2046	514,530
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-3, Class A9	34,216,833	6.37		4/25/2037	7,781,130
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1,160,257	1.41		11/25/2042	901,347
WaMu Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1A	3,586,671	0.69		7/25/2044	2,426,239
WaMu Mortgage Pass-Through Certificates, Series 2004-AR10, Class A3	4,731,373	0.80		7/25/2044	3,225,874
WaMu Mortgage Pass-Through Certificates, Series 2004-AR12, Class A2B	2,350,515	0.71		10/25/2044	1,236,820
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A	858,556	0.61		11/25/2034	596,036
WaMu Mortgage Pass-Through Certificates, Series 2005 AR10, Class 1A3	840,000	2.50		9/25/2035	548,129
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	1,052,191	0.61		8/25/2045	766,917
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1C3	11,523,997	0.80		8/25/2045	5,938,558
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	26,863,029	0.78		10/25/2045	13,262,466
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2	683,646	0.58		12/25/2045	471,170
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1C3	1,904,577	0.79		12/25/2045	971,028
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A5	8,073,889	2.57		5/25/2035	7,004,486
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A6	4,550,000	2.57		5/25/2035	3,345,720
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A4	11,625,803	2.35		8/25/2035	8,503,892
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A	554,485	0.56		7/25/2045	419,318
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	4,475,707	5.84		9/25/2036	3,003,517
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2	534,626	5.84		9/25/2036	358,772
WaMu Mortgage Pass-Through Certificates, Series 2006-AR11, Class 1A	3,988,860	1.17		9/25/2046	2,263,399
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3	1,191,238	5.68		10/25/2036	863,342
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A	529,379	1.09		10/25/2046	266,140
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A3	23,875,000	2.31		11/25/2036	15,189,872
WaMu Mortgage Pass-Through Certificates, Series 2006-ARI4, Class 1A4	29,098,745	2.31		11/25/2036	19,198,013
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3	3,220,000	5.32		11/25/2036	2,174,260
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	1,656,961	2.39		12/25/2036	1,067,290
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 2A2	9,559,459	5.34		12/25/2036	6,868,901
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 2A3	11,636,709	5.20		1/25/2037	8,586,355
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1B	17,526,476	1.21		2/25/2046	8,634,839
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1B	22,544,578	1.15		5/25/2046	10,788,009
WaMu Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A	1,024,907	1.19		6/25/2046	642,448
WaMu Mortgage Pass-Through Certificates, Series 2006-AR5, Class A1A	28,779,154	1.20		6/25/2046	16,034,392
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 1A	15,082,100	1.19		7/25/2046	8,094,277
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A	2,830,290	1.19		7/25/2046	1,625,322
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A3	3,996,346	2.55		8/25/2046	2,643,559
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 3A2	4,015,000	5.69		8/25/2036	3,136,466
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	6,612,298	1.21		8/25/2046	3,684,002
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1	4,278,637	5.06		2/25/2037	2,660,007
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	3,488,145	2.61		2/25/2037	2,305,273
WaMu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	9,739,238	2.56		12/25/2036	6,254,334

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate (%)		Maturity Date	Fair Value
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1	3,167,325	5.09		3/25/2037	1,826,590
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 3A3	7,523,965	5.57		3/25/2037	5,291,063
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	5,993,578	2.61		3/25/2037	4,484,527
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	8,300,203	2.34		9/25/2036	5,754,107
WaMu Mortgage Pass-Through Certificates, Series 2007-HY5, Class 3A1	17,528,837	5.47		5/25/2037	14,564,535
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 1A1	36,372,329	5.03		6/25/2037	24,158,100
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 1A1	3,961,257	2.61		7/25/2037	2,201,175
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A3	358,937	5.24		7/25/2037	196,077
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 3A1	13,660,628	5.36		7/25/2037	9,099,617
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2	12,452,614	5.43		7/25/2037	9,385,523
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A	1,842,468	0.91		2/25/2047	910,231
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A	11,865,588	0.91		3/25/2047	5,871,271
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A	21,940,937	2.47		3/25/2047	12,416,310
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A	40,214,417	0.98		4/25/2047	21,357,112
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A	41,147,334	0.96		6/25/2047	23,807,312
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	47,231,689	1.02		7/25/2047	27,271,104
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B	2,004,075	1.02		7/25/2047	601,788
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 2A	1,071,661	2.47		7/25/2047	552,145
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2	11,305,000	2.72		10/25/2035	9,047,719
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A1	13,493,964	2.73		7/25/2036	9,465,179
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2	4,256,421	2.73		7/25/2036	2,985,615
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A4	7,170,075	2.73		7/25/2036	5,029,363
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6	7,067,516	2.73		7/25/2036	4,957,425
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A6	15,844,287	5.14		8/25/2036	12,098,064
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	654,797	5.62		4/25/2036	571,343
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR7, Class 2A5	774,416	2.75		5/25/2036	526,350
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 2A6	3,757,066	6.00	*	7/25/2037	3,223,266

Total Residential Mortgage-Backed Securities (Cost $2,666,238,337)					2,393,445,394

Total U.S. Mortgage-Backed Securities (Cost $2,679,275,487)					2,403,759,965

Total Investments (Cost $2,679,275,487)					$2,403,759,965

Percentages are based on Partners’ Capital as of December 31, 2011

* This represents fixed interest rates as of December 31, 2011. All others are variable and floating rates as of December 31, 2011.

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
Mortgage-Backed Securities - 174.45%
Commercial Mortgage-Backed Securities
United States - 0.94%
Bayview Commercial Asset Trust, Series 2007-5A, Class A2	$16,341,471	1.16		10/25/2037	$14,257,672

Total Commercial Mortgage-Backed Securities (Cost $13,848,268)					14,257,672

Residential Mortgage-Backed Securities
United States - 173.51%
Adjustable Rate Mortgage Trust, Series 2005-10, Class 1A21	4,290,108	3.05		1/25/2036	3,016,709
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A31	21,643,000	5.29		1/25/2036	17,397,314
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3	10,580,535	3.06		2/25/2036	4,039,458
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A42	5,249,914	3.06		2/25/2036	2,445,441
Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1	9,780,752	0.51		3/25/2036	5,458,070
Adjustable Rate Mortgage Trust, Series 2005-3, Class 3A1	4,441,047	4.84		7/25/2035	3,963,017
Adjustable Rate Mortgage Trust, Series 21105-3, Class 7A1	1,133,408	2.87		7/25/2035	960,638
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	5,387,450	2.80		9/25/2035	3,848,158
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1	1,260,218	3.06		3/25/2037	661,930
American Home Mortgage Assets, Series 2005-2, Class 1A1	3,481,374	0.80		1/25/2036	1,716,579
American Home Mortgage Assets, Series 2005-2, Class 2A1A	4,746,019	3.15		1/25/2036	2,412,857
American Home Mortgage Assets, Series 2006-2, Class 2A2	14,785,600	0.49		9/25/2046	2,074,331
American Home Mortgage Investment Trust, Series 2004-3, Class 3A	5,478,578	2.26		10/25/2034	4,234,261
American Home Mortgage investment Trust, Series 2005-1, Class 4A1	1,302,112	2.46		6/25/2045	1,041,368
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C	3,215,000	5.41	*	9/25/2035	2,484,044
American Home Mortgage Investment Trust, Series 2005-SD1, Class 1A1	4,283,716	0.71		9/25/2035	2,504,911
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1	8,322,205	0.46		3/25/2046	5,286,547
American Home Mortgage Investment Trust, Series 2007-A, Class 4A	4,290,575	0.71		7/25/2046	1,462,065
American Home Mortgage Investment Trust, Series 2007-5D2, Class A	1,368,722	0.66		1/25/2047	410,837
Banc of America Alternative Loan Trust, Series 2006-5, Class 3A1	4,287,429	6.00	*	6/25/2046	4,048,992
Banc of America Funding Corp., Series 2004-C, Class 3A1	4,120,802	3.19		12/20/2034	3,444,030
Banc of America Funding Corp., Series 2005-B, Class 2A1	859,333	3.03		4/20/2035	645,041
Banc of America Funding Corp., Series 2005-F, Class 2A1	1,215,749	3.07		9/20/2035	717,121
Banc of America Funding Corp., Series 2005-F, Class 4AI	1,500,446	3.14		9/20/2035	1,198,114
Banc of America Funding Corp., Series 2006-2, Class 2A2	5,000,000	6.25	*	3/25/2036	4,447,970
Banc of America Funding Corp., Series 2006-2, Class 2A20	13,000,000	5.75	*	3/25/2036	11,589,552
Banc of America Funding Corp., Series 2006-5, Class 4A5	6,400,000	6.00	*	9/25/2036	5,509,203
Banc of America Funding Corp., Series 2006-D, Class 6A1	9,163,369	5.60		5/20/2036	6,043,874
Banc of America Funding Corp., Series 2006-F, Class 1A1	23,119,163	4.87		7/20/2036	20,244,503
Banc of America Funding Corp., Series 2007-A, Class 2A1	8,473,452	0.42		2/20/2047	6,114,553
Banc of America Funding Corp., Series 2007-C, Class 5A1	3,610,673	2.98		5/20/2036	2,795,863
Banc of America Funding Corp., Series 2007-C, Class 7A1	15,873,132	0.47		5/20/2047	11,392,671
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	14,821,860	1.16		1/25/2036	12,180,027
Banc of America Mortgage Securities, Inc, Series 2005-C, Class 2A1	2,278,064	2.98		4/25/2035	1,941,150
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A7	26,590,000	2.87		6/25/2035	21,528,141
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	3,626,515	3.18		9/25/2035	3,088,108
Bayview Financial Acquisition Trust, Series 2006-C, Class 2A4	9,585,325	0.54		11/28/2036	5,314,200
Bayview Financial Acquisition Trust, Series 2007-A, Class 2A	16,308,263	0.61		5/28/2037	9,423,208
BCAP LLC Trust„ Series 2006-AA2, Class. Al	28,166,975	0.43		1/25/2037	16,036,698
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 12A5	4,210,659	3.07		4/25/2034	3,685,796
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 1A1	13,082,420	3.31		2/25/2035	10,720,009
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A	416,865	4.84		7/25/2034	397,497
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 2A1	7,054,946	3.19		10/25/2034	5,765,894
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1	3,343,038	3.06		3/25/2035	2,742,568
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	200,000	2.87		10/25/2035	167,239
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	883,813	5.59		2/23/2036	636,149
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 2A3	15,000,000	2.87		8/25/2035	13,172,805
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	1,943,915	2.92		10/25/2036	1,187,114
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1	1,967,035	2.33		12/25/2046	1,374,528
Bear Stearns Alt-A Trust, Series 2004-12, Class 1A1	1,421,224	0.61		1/25/2035	1,166,198
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A1	1,006,372	2.80		1/25/2035	811,743
Bear Stearns Alt-A Trust, Series 2004-12, Class 2A2	7,553,259	3.02		1/25/2035	5,879,261
Bear Stearns Alt-A Trust, Series 2005-1, Class A1	4,970,039	0.54		1/25/2035	3,995,817
Bear Stearns Alt-A Trust, Series 2005-2, Class 2A4	2,987,195	2.92		4/25/2035	2,6770
Bear Stearns Alt-A Trust, Series 2005.4, Class 24A1	15,312,963	5.25		5/25/2035	13,679,637
Bear Stearns Alt-A Trust, Series 2005-9, Class 25A1	5,547,506	5.55		11/25/2035	4,207,162
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	16,119,848	4.89		3/25/2036	8,480,800
Bear Stearns Alt-A Trust, Series 2006-2, Class 24A1	16,930,503	5.63		3/25/2036	10,871,652
Bear Stearns Asset Backed Securities Trust, Series 2004-SDI, Class A2	8,277,882	0.71		12/25/2042	6,790,314
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 1A1	11,387,104	0.76		7/25/2035	8,092,303
Bear Stearns Asset Backed Securities Trust, Series 2005-AC9, Class A3	18,442,987	0.61		12/25/2035	12,008,856
Bear Stearns Asset Backed Securities Trust, Series 2005-CL1, Class A1	1,925,821	0.76		9/25/2034	1,449,142
Bear Stearns Asset Backed Securities Trust, Series 2003-SD3, Class 1A	25,216,855	0.75		7/25/2035	19,715,797
Bear Stearns Asset Backed Securities Trust, Series 2006-AC2, Class 1A1	13,935,857	0.61		3/25/2036	7,318,736
CC Mortgage Funding Corp., Series 2004-3A, Class A2	245,159	0.56		8/25/2035	164,717
CC Mortgage Funding Corp., Series 2005-1A, Class A2	371,348	0.46		1/25/2036
CC Mortgage Funding Corp., Series 2005-2A, Class A2	1,996,976	0.49		5/25/2036	1,333,261

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS

DECEMBER 31, 2011

(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
CC Mortgage Funding Corp., Series 2005-3A, Class A2	2,849,517	0.49		7/25/2036	1,830,396
CC Mortgage Funding Corp., Series 2006-2A, Class A1	7,191,790	0.39		4/25/2047	3,688,878
CC Mortgage Funding Corp., Series 2006-2A, Class A2	17,315,108	0.44		4/25/2047	8,834,895
CC Mortgage Funding Corp., Series 2006-3A, Class A2	5,353,007	0.44		8/25/2047	2,489,801
Chase Mortgage Finance Corp., Series 2005-A2, Class 1A5	21,000,000	3.96		1/25/2036	16,628,031
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1	8,673,198	5.50	*	11/25/2021	8,261,967
Chase Mortgage Finance Corp., Series 2007-S1, Class A4	2,533,815	0.86		2/25/2037	1,900,744
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A1A	4,517,820	3.08		12/25/2035	2,975,947
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	8,198,249	2.92		12/25/2035	5,053,950
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A3	689,127	4.90		12/25/2035	649,269
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2	2,132,575	5.50	*	11/25/2035	2 ,066,107
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4, Class A2D	10,866,000	0.62		10/25/2035	8,581,978
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 2A2A	21,236,533	2.70		6/25/2036	10,517,563
Citigroup Mortgage Loan Trust, Inc., Series 2006-ARS, Class 2A1A	14,029,136	2.92		7/25/2036	6,827,714
Citigroup. Mortgage Loan Trust, Inc., Series 2007-6, Class 1A1A	5,516,117	3.06		3/25/2037	2,838,373
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR4, Class 2A1A	1,677,119	3.40		3/25/2037	1,034,274
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1A2A	8,638,586	5.40		4/25/2037	5,816,015
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 1A1A	2,443,032	5.52		8/25/2047	1,868,609
Citigroup Mortgage Loan Trust, inc., Series 2007-SHL1, Class A	3,807,362	0.66		11/25/2046	1,980,110
Countrywide Alternative Loan Trust, Series 2004-6CB, Class A	1,176,475	0.55		5/25/2034	904,028
Countrywide Alternative Loan Trust, Series 2005-14, Class 3A1	6,902,212	3.34		5/25/2035	3,594,168
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4A1	3,517,428	5.25	*	7/25/2020	3,270,670
Countrywide Alternative Loan Trust, Series 2005-32T1, Class A3	46,548,908	1.26		8/25/2035	31,407,945
Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1	1,106,504	2.98		8/25/2035	758,648
Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A6	37,652,111	6.89		3/25/2035	6,105,655
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1	1,842,623	0.59		10/25/2035	1,118,262
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1	7,171,127	1.33		12/25/2035	4,581,899
Countrywide Alternative Loan Trust, Series 2005-7CB, Class 1A3	27,690,876	6.34		4/25/2035	3,584,664
Countrywide Alternative Loan Trust, Series 2005-J10, Class 1A1	4,268,067	0.76		10/25/2035	3,033,439
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1	7,330,157	6.50	*	9/25/2034	7,128,416
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A1	8,704,402	0.96		7/25/2035	6,150,609
Countrywide Alternative Loan Trust, Series 2005-J7, Class 1A2	10,475,964	4.54		7/25/2035	1,134,950
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2A1	1,868,552	5.00	*	6/25/2020	1,674,197
Countrywide Alternative Loan Trust, Series 2006-26CB, Class A21	9,884,594	6.89		9/25/2036	1,784,583
Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5	4,115,720	6.84		3/25/2036	745,987
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 1A7	32,347,743	6.25		12/25/2036	23,966,120
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 1A1	12,290,064	5.41		5/25/2036	7,797,997
Countrywide Alternative Loan Trust, Series 2006-HY3, Class 3A1	4,911,676	6.09		4/25/2036	3,309,826
Countrywide Alternative Loan Trust, Series 2006-J8, Class A5	4,114,081	6.00	*	2/25/2037	2,891,985
Countrywide Alternative Loan Trust, Series 2007-3T1, Class 2A1	21,144,575	6.00	*	3/25/2027	17,781,214
Countrywide Alternative Loan Trust, Series 2007-J1, Class 1A2	2,500,000	5.75	*	3/25/2037	1,706,835
Countrywide Asset-Backed Certificates, Series 2005-1, Class AF5A	2,607,000	5.50	*	7/25/2035	2,111,717
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF5B	2,511,000	5.15	*	10/25/2035	1,946,989
Countrywide Asset-Backed Certificates, Series 2007-QH1, Class A1	1,531,744	0.46		2/25/2037	1,025,008
Countrywide Home Equity Loan Trust, Series 2007-GW, Class A	4,637,102	0.81		8/15/2037	3,561,624
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 12A1	12,042,094	2.95		8/25/2034	10,002,669
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-23, Class A	3,606,088	2.52		11/25/2034	2,401,121
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A2	2,591,967	0.65		2/25/2035	1,471,343
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1	5,510,114	2.83		9/20/2034	4,684,969
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	688,284	3.10		11/20/2334	590,656
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	15,677,826	3.10		11/20/2034	13,454,036
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R1, Class 1AF	1,259,832	0.66		11/25/2034	1,121,586
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-R2, Class 1AF1	2,492,123	0.68		11/25/2034	2,178,794
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-18, Class A7	3,718,935	18.81		10/25/2035	4,027,459
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	875,859	0.58		3/25/2035	555,514
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	1,229,696	0.55		4/25/2035	798,338
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 2A1	3,502,324	0.57		3/25/2035	2,224,326
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1	1,132,049	0.56		5/25/2035	736,265
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 2AI	1,296,372	0.48		5/25/2035	785,259
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HY10, Class 1A1	3,413,303	3.37		2/20/2036	1,969,691

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS

DECEMBER 31, 2011

(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB3, Class 1A1	2,319,833	2.89		6/20/2035	1,640,363
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 1A1	7,283,442	2.81		10/20/2035	4,622,342
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 1A1	1,243,413	2.51		2/20/2036	723,920
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	622,176	47.74		8/25/2035	1,180,509
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 1AF1	7,176,025	0.62		3/25/2035	5,915,728
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R1, Class 2A1	993,126	6.00	*	3/25/2035	980,222
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF	24,895,093	0.66		9/25/2035	21,274,898
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A1	1,626,714	0.51		3/25/2036	1,046,351
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2 Class AF1	562,821	0.68		7/25/2036	458,793
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-3, Class A14	2,628,047	0.66		4/25/2037	2169,734
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 2A1	2,424,159	2.58		2/25/2034	2,367,504
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1	461,292	2.92		11/25/2034	450,196
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 12A1	2,375,476	5.25	*	11/25/2020	2,325,777
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 3A3	9,534,542	5.50	*	11/25/2035	7,608,879
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1	3,516,848	5.00	*	8/25/2020	3,423,117
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 11A4	10,682,081	7.00	*	8/25/2036	8,510,767
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 5A1	9,614,010	0.69		8/25/2036	4,943,476
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1	4,852,038	6.00	*	10/25/2021	4,061,495
CSAB Mortgage Backed Trust, Series 2007-1, Class 1A3A	4,855,984	5.86		5/25/2037	2,794,716
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-AR2, Class 3A1	13,269,769	2.95		10/25/2035	8,482,408
Deutsche Alt-A Securities, Inc Alternate Loan Trust, Series 2006-AR1, Class 2A1	5,431,964	3.01		2/25/2036	3,421,627
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2007-1, Class 2A1	32,048,568	0.36		8/25/2037	21,139,108
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A	17,557,462	1.27		4/19/2047	11,990,430
First Franklin Mortgage Loan Asset Backed Certificates, Series 2002-FF4, Class 2A2	1,144,861	1.38		2/25/2033	795,939
First Horizon Alternative Mortgage Securities, Series 2005-AA2, Class 1A1	1,573,038	2.62		3/25/2035	1,336,266
First Horizon Alternative Mortgage Securities, Series 2005-AA6, Class 3A1	13,908,857	2.38		8/25/2035	10,634,267
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A10	11,078,434	0.51		4/25/2037	5,786,111
First Horizon Asset Securities, Inc., Series 2005-3, Class A5	4,763,287	14.56		6/25/2035	4,880,576
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1	11,652,729	2.88		10/25/2035	9,461,923
First Horizon Asset Securities, Inc., Series 2005-AR5, Class 1A1	853,573	2.80		11/25/2035	717,390
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A	2,054,620	0.48		7/25/2030	1,687,208
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1	17,257,394	2.33		3/25/2036	11,783,072
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A1	13,641,194	0.47		4/25/2036	8,245,174
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A	147,713	0.36		9/25/2046	145,633
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A	1,643,721	0.34		10/25/2046	1,500,905
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A3A1	48,747,160	0.48		10/25/2046	12,428,868
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A3A	68,792,547	0.48		10/25/2046	17,626,301
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A	3,661,136	0.34		2/25/2047	2,765,703
Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1	849,905	0.39		4/25/2047	689,948
GSAA Trust, Series 2005-MTR1, Class A5	4,566,000	0.68		10/25/2035	1,312,506
GSAA Trust, Series 2006-10, Class AF3	13,617,225	5.98		6/25/2036	8,722,555
GSAA Trust, Series 2007-6, Class A4	3,920,000	0.56		5/25/2047	2,459,028
GSAA Trust, Series 2007-7, Class A4	2,390,000	0.53		7/25/2037	1,558,249
GSAA Trust, Series 2007-8, Class A3	10,000,000	0.71		8/25/2037	5,561,250
GSAMP Trust, Series 2006-SEA1, Class A	424,680	0.56		5/25/2036	356,606
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1A3	75,525	8.00	*	1/25/2035	75,933
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF	4,305,923	0.61		1/25/2035	3,656,771
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF	2,536,371	0.61		3/25/2035	2,131,275
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF	13,242,962	0.61		9/25/2035	10,986,189
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A2	1,077,450	7.50	*	1/25/2036	995,298
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1A4	391,013	8.50	*	1/25/2036	388,318
GSMPS Mortgage Loan Trust, Series 2006-RP2, Class 1AF1	4,452,211	0.66		4/25/2036	3,754,950
GSR Mortgage Loan Trust, Series 2005-6F, Class 2A1	5,254,093	0.56		7/25/2035	4,699,850
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	23,980,572	5.50	*	11/25/2035	21,693,952
GSR Mortgage Loan Trust, Series 2005-A112, Class 1A1	8,152,827	3.47		4/25/2035	6,286,034
GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2	2,222,245	3.47		4/25/2035	1,695,799
GSR Mortgage Loan Trust, Series 2005-AR2, Class 5A1	3,321,825	2.87		4/25/2035	2,946,698
GSR Mortgage Loan Trust, Series 2005-AR3, Class 3A1	8,358,497	2.94		5/25/2035	6,273,177
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1	17,839,303	2.94		5/25/2035	12,642,072

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS

DECEMBER 31, 2011

(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
GSR Mortgage Loan Trust Series 2005-AR4, Class 2A1	3,674,657	2.91		7/25/2035	2,747,879
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2,000,000	2.89		7/25/2035	1,553,784
GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1	1,580,429	3.04		10/25/2035	1,171,121
GSR Mortgage Loan Trust Series 2006-10F, Class 4A2	20,215,457	6.39		1/25/2037	4,069,743
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	1,066,707	3.01		1/19/2035	828,129
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	3,029,580	0.64		1/19/2035	1,652,263
Harborview Mortgage Loan Trust, Series 2005-15, Class 2A11	2,352,781	0.53		10/20/2045	1,487,412
Harborview Mortgage Loan Trust, Series 2005-4, Class 1A	3,561,316	2.96		7/19/2035	2,245,068
Harborview Mortgage Loan Trust Series 2005-9, Class 2A1A	663,602	0.60		6/20/2035	546,502
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C	15,352,707	0.71		6/20/2035	10,767,345
Harborview Mortgage Loan Trust, Series 2006-13, Class A	1,740,321	0.44		11/19/2046	935,465
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A1A	18,058,512	2.94		8/19/2036	10,624,238
Homestar Mortgage Acceptance Corp., Series 2004-2, Class AV1	4,555,275	0.61		6/25/2034	3,690,110
HSBC Asset Loan Obligation, Series 2007-AR1, Class 4A1	4,114,276	5.56		1/25/2037	2,714,389
Impac Secured Assets Cmn Owner Trust, Series 2005-1, Class 4A	5,513,935	3.27		7/25/2035	3,559,466
Impac Secured Assets Cmn Owner Trust, Series 2006-1, Class 1A2B	9,537,335	0.46		5/25/2036	4,179,794
Impac Secured Assets Cmn Owner Trust, Series 2007-1, Class A2	4,560,000	0.42		3/25/2050	2,197,902
IndyMac Index Mortgage Loan Trust, Series 2007-AR3, Class 1A1	18,376,550	5.67		7/25/2037	14,983,670
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class LA1	3,358,855	5.87		11/25/2037	2,699,146
IndyMac Index Mortgage Loan Trust; Series 2004-AR1, Class 2A1	1,081,304	0.86		4/25/2034	811,407
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1	3,090,070	0.65		12/25/2034	1,955,248
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class 1A1	3,120,207	2.83		1/25/2035	2,315,531
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A	10,749,391	2.65		8/25/2034	9,224,343
IndyMac Index Mortgage Loan Trust, Series 2004-ARS, Class 2A1A	5,080,430	1.12		8/25/2034	3,580,230
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1	5,821,815	2.82		3/25/2035	4,969,286
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	8,818,411	5.05		9/25/2035	7,332,632
IndyMac Index Mortgage Loan Trust, Series 2005-AR3, Class 2A1	1,934,869	2.61		4/25/2035	1,569,405
IndyMac Index Mortgage Loan Trust Series 2005-AR7, Class 1A1	4,941,699	2.72		6/25/2035	2,544,827
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 1A1	13,587,560	2.88		6/25/2036	7,618,233
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A	9,803,087	0.46		11/25/2046	2,417,539
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A1	21,377,082	0.38		7/25/2036	11,935,124
IndyMac Index Mortgage Loan Trust, Series 2006-AR2 Class 1A1B	18,441,122	0.47		4/25/2046	10,739,888
IndyMac Index Mortgage Loan Trust, Series 2006-AR2 Class 1A2	57,097,344	0.56		4/25/2046	11,331,653
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A3	12,870,000	4.75		9/25/2036	5,769,132
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	23,846,502	0.46		10/25/2036	16,750,260
IndyMac Index Mortgage Loan Trust, Series 2006-AR35, Class 2A1A	8,697,650	0.43		1/25/2037	4,669,160
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1 A	8,358,106	0.47		5/25/2046	5,036,352
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1	14,880,633	5.22		5/25/2036	8,487,705
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 5A1	3,665,042	4.90		5/25/2036	2,297,747
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3	4,323,536	5.33		6/25/2036	3,291,396
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1	2,733,608	5.24		8/25/2037	1,824,454
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1	31,478,143	5.11		5/25/2037	17,478,648
JPMorgan Alternative Loan Trust, Series 2006-A4, Class A7	41,320,000	6.30	*	9/25/2036	21,046,838
JPMorgan Alternative Loan Trust, Series 2006-53, Class A3A	6,971,000	6.00		8/25/2036	6,103,341
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 3A1	11,045,709	6.13		3/25/2037	7,037,641
JPMorgan Mortgage Trust, Series 2004-A3, Class SF3	848,728	4.28		6/25/2034	822,768
JPMorgan Mortgage Trust, Series 2005-Al, Class 3A2	2,610,986	5.01		2/25/2035	2,315,414
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	4,000,000	3.15		8/25/2035	3,164,996
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	6,120,000	2.99		11/25/2035	4,711,617
JPMorgan Mortgage Trust, Series 2005-ALT1, Class 2A1	9,717,746	2.90		10/25/2035	7,069,981
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	20,730,117	6.50	*	1/25/2036	14,602,854
JPMorgan Mortgage Trust Series 2005-S3, Class 2A2	2,722,224	5.50	*	1/25/2021	2,778,220
JPMorgan Mortgage Trust, Series 2006-A6, Class 3A3L	3,000,000	5.54		10/25/2036	2,251,524
JPMorgan Mortgage Trust, Series 2006-S2, Class 1A24	3,359,774	5.00	*	7/25/2036	2,962,125
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A1	4,253,594	5.00	*	7/25/2036	3,951,627
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2	4,807,011	5.88	*	7/25/2036	4,554,576
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3	9,800,000	5.82		6/25/2037	7,734,405
JPMorgan Mortgage Trust, Series 2007-S2, Class 3A2	4,412,809	6.00	*	6/25/2037	4,292,273
JPMorgan Mortgage Trust, Series 2007-S2, Class 3A3	1,285,340	6.50	*	6/25/2037	1,254,179
JPMorgan Mortgage Trust, Series 2007-S3, Class 2A3	2,524,874	6.00	*	8/25/2022	2,467,713
Lehman Mortgage Trust, Series 2006-1, Class 3A1	25,264,372	1.01		2/25/2036	21,288,998
Lehman Mortgage Trust, Series 2006-1, Class 3A2	25,264,372	4.49		2/25/2036	2,696,823
Lehman Mortgage Trust, Series 2006-3, Class 2A1	34,569,934	0.62		7/25/2036	16,525,431
Lehman Mortgage Trust Series 2006-3, Class 2A2	25,822,531	6.88		7/25/2036	4,537,313
Lehman Mortgage Trust Series 2006-7, Class 4A2	7,819,230	7.49		11/25/2036	1,711,227
Lehman Mortgage Trust, Series 2006-9, Class 3A2	10,807,049	6.97		1/25/2037	2,453,121
Lehman XS Trust, Series 2005-5N, Class 1A1	1,879,199	0.56		11/25/2035	1,378,253
Lehman XS Trust Series 2005-5N, Class 1A2	15,659,990	0.62		11/25/2035	6,297,336
Lehman XS Trust, Series 2005-5N, Class 3AIA	4,087,947	0.56		11/25/2035	3,141,211
Lehman XS Trust, Series 2005-5N, Class 3A2	16,147,705	0.62		11/25/2035	7,269,729
Lehman XS Trust, Series 2005-6, Class 3A3A	3,225,000	5.76		11/25/2035	1,700,807
Lehman XS Trust, Series 2005-7N, Class 1A2A	17,447,369	0.61		12/25/2035	5,707,540
Lehman XS Trust, Series 2005-9N, Class 1A1	901,162	0.53		12/30/2050	558,124
Lehman XS Trust, Series 2006-19, Class A4	31,199,702	0.43		12/25/2036	15,545,563

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
Lehman XS Trust Series 2006-20, Class A4	28,422,875	0.43		1/25/2037	12,900,973
Lehman XS Trust, Series 2006-4N, Class A1D1	31,522,446	0.59		4/25/2046	5,127,882
Lehman XS Trust, Series 2007-1, Class WF1	5,301,628	6.13		1/25/2037	3,113,630
Lehman XS Trust, Series 2007-2N, Class 3A3	14,035,608	0.43		2/25/2037	3,142,334
Lehman XS Trust, Series 2007-9, Class 1A1	3,400,457	0.38		6/25/2037	2,146,182
Master Adjustable Rate Mortgages Trust, Series 2004-12, Class 2A1	753,336	2.64		11/25/2034	559,841
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7	5,100,000	2.90		11/21/2034	4,733,310
Master Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1	1,373,868	3.01		4/25/2036	1,084,420
Master Adjustable Rate Mortgages Trust, Series 2006-0A1, Class 4A1	1,490,059	0.47		4/25/2046	876,063
Master Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A4	4,600,000	0 56		5/25/2047
Master Alternative Loans Trust, Series 2006-2, Class 2A4	40,248,843	6.89		3/25/2036	9,163,829
Master Alternative Loans Trust, Series 2007-1, Class 1A1	16,854,651	0.86		10/25/2036	12,864,481
Master Reperforming Loan Trust, Series 2005-1, Class 1A1	601,523	6.00	*	8/25/2034	396,043
Master Reperforming Loan Trust, Series 2005-2, Class 1A1F	14,450,307	0.61		5/25/2035	11,795,901
Master Reperforming Loan Trust, Series 2006-1, Class 1A1F	11,219,143	0.62		7/25/2035	9,194,368
Master Reperforming Loan Trust, Series 2006-2, Class 1A1	327,567	5.52		5/25/2036	301,860
Master Specialized Loan Trust, Series 2007-1, Class A	1,725,588	0.63		1/25/2037	787,626
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1	707,648	1.76		10/25/2037	480,302
Merrill Lynch Mortgage Investors, Inc, Series 2005-A10, Class A	1,046,633	0.47		2/25/2036	802,199
Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3	12,800,000	2.75		6/25/2035	10,201,165
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	4,420,880	2.56		12/25/2035	3,360,629
Merrill Lynch Mortgage Investors, Inc., Series 2006-Al, Class 2A1	2,969,117	5.89		3/25/2036	1,955,140
Merrill Lynch Mortgage Investors, Inc., Series 2006-OPT1, Class A2C	2,758,157	0.41		8/25/2037	1,552,608
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	764,027	2.18		2/25/2036	634,098
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR Class 2A2	11,934,784	2.93		8/25/2034	10,234,435
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class A1	4,431,186	0.54		1/25/2036	2,345,910
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1	1,074,110	2.66		7/25/2035	749,202
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A	10,522,524	2.70		7/25/2035	7,606,922
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 4A1	2,094,066	5.42		9/25/2035	1,506,061
Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 1A1	7,866,915	0.54		2/25/2036	4,632,771
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 4A1	2,320,107	2.35		6/25/2036	2,188,972
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A2	2,751,948	0.41		8/25/2036	1,194,745
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 4A1	13,612,940	5.56		11/25/2037	9,022,180
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 1A3A	25,494,135	5.75		1/25/2047	19,273,642
Nomura Asset Acceptance Corp., Series 2004-R1, Class A1	278,297	6.50	*	3/25/2034	279,490
Nomura Asset Acceptance Corp., Series 2004-R2, Class A1	433,018	6.50	*	10/25/2034	442,550
Nomura Asset Acceptance Corp., Series 2005-AP3, Class A5	3,224,208	5.19	*	8/25/2035	2,103,193
Nomura Asset Acceptance Corp., Series 2006-AP1, Class A2	2,972,604	5.52		1/25/2036	2,160,706
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1A1D	10,000,000	0.64		12/25/2035	5,427,070
Option One Mortgage Loan Trust, Series 2002-1, Class A	3,264,734	0.84		2/25/2032	2,665,590
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A3	9,773,934	1.16		5/25/2037	6,063,983
Prime Mortgage Trust, Series 2006-CLI, Class A1	13,275,604	0.76		2/25/2035	10,875,587
RAAC Series, Series 2006-RP2, Class A	1,070,454	0.51		2/25/2037	770,784
RAAC Series, Series 2006-RP3, Class A	8,251,180	0.53		5/25/2036	5,294,642
RAAC Series, Series 2006-RP4, Class A	2,040,245	0.55		1/25/2046	1,547,747
RAAC Series, Series 2007-RP1, Class A	31,346,756	0.55		5/25/2046	20,336,865
RAAC Series, Series 2007-RP2, Class A	1,044,875	0.61		2/25/2046	679,998
RAAC Series, Series 2007-RP3, Class A	7,052,335	0.64		10/25/2046	4,351,438
RAAC Series, Series 2007-SP1, Class A2	6,028,000	0.61		3/25/2037	4,886,044
RAAC Series, Series 2007-SP1, Class A3	33,211,000	0.74		3/25/2037	15,570,081
Renaissance Home Equity Loan Trust, Series 2006-2, Class AV3	1,600,000	0.50		8/25/2036	944,302
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2	2,393,264	3.26		3/25/2035	1,675,721
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41	22,435,500	3.17		4/25/2035	19,925,595
Residential Accredit Loans, Inc., Series 2005-QA7, Class A22	1,551,270	3.18		7/25/2035	1,131,553
Residential Accredit Loans, Inc., Series 2006-QA1, Class A1l	12,296411	3.73		1/25/2036	6,638,043
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21	8,625,106	5.30		1/25/2036	4,797,448
Residential Accredit Loans, Inc., Series 2006-QA10, Class A1	17,024,992	0.45		12/25/2036	8,558,770
Residential Accredit Loans, Inc., Series 2006-QA4, Class A	8,72322	0.44		5/25/2036	4,307,864
Residential Accredit Loans, Inc., Series 2006-QA6, Class A1	20,424,572	0 45		7/25/2036	10,093,252
Residential Accredit Loans, Inc., Series 2006-QO8, Class 1A1A	283,338	0.35		10/25/2046	279,934
Residential Accredit Loans, Inc., Series 2006-QS4, Class A6	3,645,152	5.24		4/25/2036	508,875
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2	816,042	6.00	*	8/25/2036	554,348
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1	32,952,886	0.40		1/25/2037	17,510,109
Residential Accredit Loans, Inc., Series 2007-QA2, Class A1	15,197,466	0.39		2/25/2037	8,535,641
Residential Accredit Loans, Inc., Series 2007-QA2, Class A3	495,106	0.41		2/25/2037	254,739
Residential Accredit Loans, Inc., Series 2007-QO4, Class A1A	949,728	0.45		5/25/2047	592,324
Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A4	1,112,439	8.50	*	10/25/2031	1,122,266
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A3	830,822	7.50	*	12/25/2031	834,204
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4	1,380,889	8.50	*	12/25/2031	1,409,429
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class AS	960,119	7.50	*	7/25/2032	955,563
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A6	704,512	7.50	*	5/25/2032	689,527
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	9,888,732	8.00	*	5/25/2032	9,292,995
Residential Asset Mortgage Products, Inc., Series 2007-R51, Class A4	17,000,000	0.54		2/25/2037	1,902,878
Residential Asset Securitization Trust, Series 2005-A13, Class 1A3	15,846,116	0.73		10/25/2035	11,713,544

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
Residential Asset Securitization Trust, Series 2005-A13, Class 1A4	15,846,116	4.77		10/25/2035	2,596,400
Residential Asset Securitization Trust, Series 2005-A5, Class A1	11,104,342	0.56		5/25/2035	9,639,846
Residential Asset Securitization Trust, Series 2005-A5, Class A2	36,504,386	4.94		5/25/2035	3,159,283
Residential Asset Securitization Trust, Series 2006-Al, Class 1A6	6,175,797	0.76		4/25/2036	3,818,347
Residential Asset Securitization Trust, Series 2006-Al, Class 1A7	6,175,797	5.24		4/25/2036	812,537
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1	4,813,867	0.76		7/25/2036	2,376,813
Residential Asset Securitization Trust, Series 2007-A2, Class 1A1	7,265,253	6.00	*	4/25/2037	5,247,619
Residential Asset Securitization Trust, Series 2007-A8, Class 1A3	13,027,245	6.00	*	8/25/2037	8,997,879
Residential Funding Mortgage Securities I, Series 2005-5A3, Class 1A	2,662,804	3.03		8/25/2035	2,010,132
Residential Funding Mortgage Securities I, Series 2005-5A5, Class 1A	25,591,162	3.34		11/25/2035	16,170,928
Residential Funding Mortgage Securities I Series 2006-SA2, Class 4A1	10,809,475	5.87		8/25/2036	9,301,521
Residential Funding Mortgage Securities I, Series 2007-S3, Class 2A1	5,492,698	5.50	*	3/25/2022	5,144,115
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	692,000	2.99		9/25/2034	630,402
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2	4,502,047	2.72		11/25/2034	3,566,044
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2	2,199,763	2.75		12/25/2034	1,731,711
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	1,790,487	5.50	*	12/25/2034	1,634,562
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A1	2,660,754	2.69		1/25/2035	1,902,759
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A	824,234	2.60		7/25/2034	743,353
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 1A1	10,326,401	2.78		2/25/2035	7,437,466
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A	3,702,791	2.65		5/25/2035	2,672,337
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	9,118,940	2.58		6/25/2035	7,214,960
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1	4,203,797	2.62		7/25/2035	2,913,795
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 2A1	429,388	5.21		7/25/2035	366,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1	1,157,145	0.56		10/25/2035	853,232
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 1A1	2,618,399	5.70		10/25/2035	1,804,815
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	843,949	5.72		10/25/2035	665,089
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 1A1	11,886,021	2.92		3/25/2035	7,969,993
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 3A1	2,393,035	2.84		3/25/2035	1,914,488
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A	16,992,881	5.48		3/25/2035	15,694,574
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3	2,308,643	2.79		4/25/2035	1,724,732
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 5A2	35,530,000	3.31		2/25/2036	22,382,337
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 7A4	9,203,000	5.62		2/25/2036	5,397,173
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 3A2	6,863,916	5.64		4/25/2036	2,783,057
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	7,782,655	5.57		5/25/2036	6,045,146
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	7,287,946	5.66		5/25/2036	6,110,235
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A	12,718,205	5.71		5/25/2036	9,773,241
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3A5	23,940,000	5.31		9/25/2036	16,550,943
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2	12,318,000	5.51		4/25/2047	7,347,231
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 2A2	23,700,000	5.38		6/25/2037	13,276,622
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1	9,275,749	0.56		8/25/2037	6,043,086
Structured Asset Mortgage Investments, Inc, Series 2005-AR7, Class 1A1	20,559,746	2.64		12/27/2035	12,366,009
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1	9,405,294	2.48		3/25/2046	5,636,630
Structured Asset Securities Corp., Series 2003-34A, Class 1A	3,035,219	3.22		11/25/2033	2,702,753
Structured Asset Securities Corp., Series 2005-15, Class 2A7	7,000,000	5.50	*	8/25/2035	6,265,434
Structured Asset Securities Corp., Series 2005-16, Class 1A2	18,500,000	5.50	*	9/25/2035	17,445,093
Structured Asset Securities Corp., Series 2005-2XS, Class 1A5B	14,204,525	4.65		2/25/2035	12,564,584
Structured Asset Securities Corp., Series 200514XS, Class 1A4B	1,900,000	5.25	*	3/25/2035	1,310,614
Structured Asset Securities Corp., Series 2005-5, Class 2A2	14,235,000	5.50	*	4/25/2035	11,652,273
Structured Asset Securities Corp., Series 2005-RF1, Class A	1,196,668	0.61		3/25/2035	988,478
Structured Asset Securities Corp., Series 2005-RF2, Class A	964,285	0.61		4/25/2035	820,286
Structured Asset Securities Corp., Series 2005-RF3, Class 1A	2,755,836	0.61		6/25/2035	2,287,630
Structured Asset Securities Corp., Series 2006-GEL3, Class A2	15,780,000	0.49		7/25/2036	11,530,178
Structured Asset Securities Corp., Series 2006-RF3, Class 1A1	1,429,809	6.00	*	10/25/2036	1,411,861
SunTrust Alternative Loan Trust, Series 2005-1F, Class 1A1	27,985,502	0.91		12/25/2035	20,446,516
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1	7,812,573	6.20		9/25/2037	7,274,818
Thornburg Mortgage Securities Trust, Series 2007-4 Class 3A1	3,329,268	6.18		9/25/2037	3,232,339
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A	1,850,772	0.52		3/25/2036	1,198,650
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A2	3,714,266	3.08		10/20/2035	3,565,781
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A3	12,566,000	3.08		10/20/2035	10,783,387
Wachovia Mortgage Loan Trust LLC, Series 2006-A, Class 2A1	26,731,882	3.85		5/20/2036	20,251,913
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1	7,880,460	0.34		1/25/2037	4,596,176
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2	18,431,788	0.44		1/25/2037	10,765,565
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A3	19,765,799	1.16		11/25/2035	12,502,441
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-7, Class 1A6	1,111,755	47.18		9/25/2035	1,697,085
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class 5A4	2,311,358	34.02		11/25/2035	2,890,917
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 1A2	18,731,700	6.00	*	3/25/2036	14,359,890
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 1A1	2,330,588	0.86		7/25/2036	1,325,004
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1B	2,729,197	0.58		2/25/2036	414,199
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A1	6,13E471	0.36		12/25/2036	3,561,010
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A3A	17,957,604	0.49		12/25/2036	11,088,318

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Investments	Par	Interest Rate(%)		Maturity Date	Fair Value
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 4A	1,609,933	1.32		6/25/2046	737,784
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-3, Class A9	36,773,374	6.40		4/25/2037	6,549,154
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A1	8,987,223	0.35		2/25/2037	5,022,231
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1,344,941	1.53		11/25/2042	1,189,459
WaMu Mortgage Pass-Through Certificates, Series 2004-AR10, Class A3	5,458,884	0.80		7/25/2044	4,285,693
WaMu Mortgage Pass-Through Certificates, Series 2004-AR12, Class A2B	2,644,167	0.71		10/25/2044	1,646,023
WaMu Mortgage Pass-Through Certificates, Series 2001-AR13, Class A1A	966,710	0.61		11/25/2034	850,889
WaMu Mortgage Pass-Through Certificates, Series 2005-AR10, Class 1A3	840,000	2.77		9/25/2035	671,325
WaMu Mortgage Pass-Through Certificates, Series 2005-ARI1, Class A1A	1,159,278	0.58		8/25/2045	979,838
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1C3	12,696,854	0.77		8/25/2045	7,335,798
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2	756,588	0.55		12/25/2045	584,507
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A5	8,073,889	2.70		5/25/2035	7,407,785
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A6	4,550,000	2.70		5/25/2035	3,773,993
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A4	13,021,717	2.79		8/25/2035	11,034,928
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A	617,644	0.53		7/25/2045	518,754
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	5,029,358	5.85		9/25/2036	3,914,198
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2	959,964	5.85		9/25/2036	877,582
WaMu Mortgage Pass-Through Certificates, Series 2006-AR11, Class 1A	4,346,454	1.29		9/25/2046	2,843,945
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3	1,347,495	5.69		10/25/2036	1,095,241
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A	583,380	1.11		10/25/2046	384,582
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A3	23,875,000	5.49		11/25/2036	17,510,952
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4	33,461,035	5.47		11/25/2036	25,842,694
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3	2,470,000	5.62		11/25/2036	1,808,779
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	1,888,969	5.42		12/25/2036	1,448,894
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 2A2	10,001,125	5.56		12/25/2036	8,214,354
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 2A3	13,847,867	5.38		1/25/2037	10,694,472
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1B	25,692,723	1.27		5/25/2046	16,093,767
WaMu Mortgage Pass-Through Certificates, Series 2006-A.R5, Class A12A	1,118,300	1.31		6/25/2046	848,008
WaMu Mortgage Pass-Through Certificates, Series 2006-AR5, Class A1A	31,411,432	1.32		6/25/2046	22,909,606
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 1A	17,041,723	1.31		7/25/2046	10,941,400
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A	3,217,899	1.31		7/25/2046	2,073,724
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A3	4,100,000	5.72		8/25/2046	2,990,790
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 3A2	4,015,000	5.94		8/25/2036	3,327,162
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	7,377,068	1.33		8/25/2046	4,832,496
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1	5,123,824	5.49		2/25/2337	3,736,436
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	3,901,615	5.00		2/25/2037	3,061,847
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1	3,662,797	5.39		3/25/2037	2,695,192
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 3A3	8,886,133	5.74		3/25/2037	7,579,027
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	6,074,892	4.94		3/25/2037	5,270,333
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	3,581,494	5.36		9/25/2036	2,884,578
WaMu Mortgage Pass-Through Certificates, Series 2007-HY5, Class 3A1	21,016,180	5.74		5/25/2037	19,032,253
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 1A1	41,181,787	5.41		6/25/2037	30,735,696
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 1A1	4,465,060	3.48		7/25/2037	3221,009
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A3	411,540	5.63		7/25/2037	265,759
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 3A1	15,687,269	5.68		7/25/2037	12,399,076
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2	14,604,543	5.74		7/25/2037	12,015,158
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A	2,002,449	1.03		2/25/2047	1,224,193
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A	11,414,793	1.03		3/25/2017	7,027,221
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A	22,913,949	2.90		3/25/2047	13,747,888
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A	17,801,113	1.10		4/25/2047	10,920,288
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A	44,872,794	1.08		6/25/2047	29,793,201
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	50,720,673	1.14		7/25/2047	33,287,824
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B	2,152,599	1.14		7/25/2047	704,642
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 2A	1,139,223	2.90		7/25/2(147	721,709
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2	11,305,000	2.89		10/25/2035	9,500,247
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A1	10,251,619	5.40		7/25/2036	8,220,907
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2	4,904,689	5.40		7/25/2036	4,125,412
Wells Fargo Mortgage Backed Securities Trust, Series 2006-.AR10, Class 5A4	8,262,103	5.40		7/25/2036	6,467,954
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6	5,844,820	5.40		7/25/2036	4,677,388
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A6	16,331,000	5.25		8/25/2036	14,320,670
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	801,832	5.65		4/25/2036	734,841
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR7, Class 2A5	902,580	5.51		5/25/2036	733,350
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 1A14	9,823,245	38.22		7/25/2037	15,074,181
Wells Fargo Mortgage Backed Securities Trust; Series 2007-8, Class 2A6	3,757,066	6.00	*	7/25/2037	3,231,648

Total Residential Mortgage-Backed Securities (Cost $2,502,250,732)					2,619,661,829

Total U.S. Mortgage-Backed Securities (Cost $2,516,099,000)					2,633,919,501

Total Investments (Cost $2,516,099,000)					$2,633,919,501

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2011
(in U.S. Dollars)

Percentages are based on Partners’ Capital as of December 31, 2010

* This represents fixed interest rates as of December 32, 2010. Alt others are variable and floating rates as of December 31, 2010.

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL
DECEMBER 31, 2011 AND DECEMBER 31, 2010
(in U.S. Dollars)

	December 31, 2011	December 31, 2010

ASSETS

Investments, at fair value (cost $2,679,275,487 and $2,516,099,000, respectively)	$2,403,759,965	$2,633,919,501
Cash and cash equivalents	82,517,999	111,679,057
Interest receivable	7,913,747	8,427,671
Debt issuance costs (net of amortization of $2,913,957 and $1,538,038, respectively)	4,127,757	5,503,676

Total assets	$2,498,319,468	$2,759,529,905

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES

Loan payable	$1,227,468,470	$1,241,000,000
UST Warrant payable, at fair value	7,196,675	7,182,813
Interest payable	784,076	782,022
Management fees payable	310,289	310,289
Professional fees payable	164,273	123,800
Administration fees payable	97,385	117,561
Distributions payable	941	404
Other accrued expenses	274,474	197,229

Total liabilities	1,236,296,583	1,249,714,118

PARTNERS’ CAPITAL

General Partner	6,324	7,556
Limited Partners	1,262,016,561	1,509,808,231

Total partners’ capital	1,262,022,885	1,509,815,787

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$2,498,319,468	$2,759,529,905

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
(in U.S. Dollars)

	For the Years Ended
	December 31, 2011	December 31, 2010
INVESTMENT INCOME:
Interest income	$262,128,365	$235,349,840

EXPENSES:
Interest expense (including amortization of debt issuance costs of $1,375,919, and $1,337,870 respectively)	16,756,735	13,677,383
Management fees	1,241,157	1,194,010
Administration fees	538,801	434,354
Professional fees	194,815	126,247
Other expenses	427,978	356,725

Total expenses	19,159,486	15,788,719

Net investment income	242,968,879	219,561,121

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS):
Net realized gain on investments	8,768,695	10,405,547
Net change in unrealized gain (loss) on investments	(393,336,023)	113,772,508
Net change in unrealized loss on UST Warrant	(13,862)	(141,100)

Total net realized and change in unrealized gain (loss)	(384,581,190)	124,036,955

NET INCREASE (DECREASE) IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$(141,612,311)	$343,598,076

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
(in U.S. Dollars)

	Limited Partners
	General Partner	US Department of the Treasury	RLJ Western Asset Public/Private Collector Fund, L.P.	RLJ Western Asset Public/Private Affiliates	Total

PARTNERS’ CAPITAL, AT JANUARY 1, 2011	$7,556	$755,588,538	$660,078,719	$94,140,974	$1,509,815,787
Distributions (See Note 5)	(537)	(52,469,448)	(47,006,118)	(6,704,488)	(106,180,591)
Allocation of net decrease in Partners’ Capital resulting from operations:
Net investment income	1,228	121,551,207	106,260,500	15,155,944	242,968,879
Net realized and change in unrealized loss	(1,923)	(192,282,703)	(168,292,928)	(24,003,636)	(384,581,190)
PARTNERS’ CAPITAL, AT DECEMBER 31, 2011	$6,324	$632,387,594	$551,040,173	$78,588,794	$1,262,022,885

	Limited Partners
	General Partner	US Department of the Treasury	RLJ Western Asset Public/Private Collector Fund, L.P.	RLJ Western Asset Public/Private Affiliates	Total

PARTNERS’ CAPITAL, AT JANUARY 1, 2010	$783	$78,212,573	$78,170,193	$—	$156,383,549
Contributions	5,448	544,798,357	533,178,700	11,619,658	1,089,602,163
Transfer (See Note 5)	—	—	(73,866,584)	73,866,584	—
Distributions (See Note 5)	(405)	(39,381,742)	(35,885,902)	(4,499,952)	(79,768,001)
Allocation of net. increase in Partners’ Capital resulting from operations:
Net investment income	1,109	109,870,633	98,414,520	11,274,859	219,561,121
Net realized and change in unrealized gain	—	—	—	—	—
PARTNERS’ CAPITAL, AT DECEMBER 31, 2010	$7,556	$755588,538	$660,078,719	$94,140,974	$1,509,815,787

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010

(in U.S. Dollars)

	For the Years Ended
	December 31, 2011	December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in Partners’ Capital resulting from operations	$(141,612,311)	$343,598,076

Adjustments to reconcile net increase (decrease) in Partners’ Capital resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments in securities	(540,253,524)	(2,646,024,914)
Proceeds from disposition of investments	523,012,976	516,534,525
Net realized gain on investments	(8,768,695)	(10,405,547)
Net change in unrealized (gain) loss on investments	393,336,023	(113,772,508)
Net change in unrealized loss on UST Warrant	13,862	141,100
Accretion of discount, net	(159,884,521)	(142,150,846)
Amortization of interest only securities	22,717,277	11,787,892
Amortization of debt issuance costs	1,375,919	1,337,870
(Increase) decrease in interest receivable	513,924	(7,118,998)
Increase in interest payable	2,054	745,981
Increase in management fees payable	—	152,501
Increase in professional fees payable	40,473	50,250
Increase (decrease) in administration fees payable	(20,176)	38,394
Decrease in payable for investments purchased	—	(9,114,452)
Increase in other accrued expenses	77,245	165,211

Net cash provided by (used in) operating activities	90,550,526	(2,054,035,465)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayment of) loan	(13,531,530)	1,091,000,000
Contributions	—	1,089,602,163
Distributions net of payable	(106,180,054)	(79,767,597)

Net cash provided by (used in) financing activities	(119,711,584)	2,100,834,566

Net change in cash and cash equivalents	(29,161,058)	46,799,101

CASH AND CASH EQUIVALENTS:
Beginning of year	111,679,057	64,879,956
End of year	$82,517,999	$111,679,057

SUPPLEMENTAL DISCLOSURE OF NON CASH TRANSACTION:
Debt issuance costs associated with the UST Warrant (See Note 6)	$—	$174,795
Cash paid during the year for interest	$15,378,762	$11,593,532

The accompanying notes are an integral part of these financial statements

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1.                                      ORGANIZATION

RIJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, was formed on September 25, 2009 pursuant to the Amended and Restated Limited Partnership Agreement (“Master Fund Agreement”) and commenced operations on November 5, 2009 (the “Initial Closing Date”). The general partner of the Master Fund is KJ Western Asset Management LLC, a Delaware limited liability company (the “General Partner”). The investors in the Master Fund include the General Partner, RLJ Western Asset Public/Private Collector Fund, L.P., a Delaware limited partnership (the “Collector Fund”), RI-J Western Asset Public/Private Affiliates (the “Affiliated Investors”) and the US Department of the Treasury (the “UST”), under a master-feeder structure. The investors in the Collector Fund are RI.J. Western Asset Public/Private Fund, L.P. (“Onshore Feeder”), RI4 Western Asset Public/Private Cayman Fund, L.P. (“Cayman Feeder”), and Western Asset Mortgage Defined Opportunity Fund Inc. (“DMCY’).

The Master Fund was formed in connection with the Public-Private Investment Program (“PPM”), as mandated by the United States Emergency Economic Stabilization Act of 2008, which seeks to enable credit to flow freely and improve the balance sheets of financial institutions by creating funds to purchase troubled assets from these entities. The UST will match the aggregate private investors’ capital commitments of up to a maximum amount of $1.25 billion. In addition, the UST will provide a senior secured multiple-draw term loan facility (the “UST Credit Facility”) of up to $2.5 billion. As of December 31, 2011, the percentage owned by the Collector Fund, Affiliated Investors and UST was 43.76%, 6.24%, and 50% respectively based on capital commitments. See Note 5 for further details.

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage backed securities and non-agency residential mortgage backed securities issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). Per the Master Fund Agreement, at least 90% of the assets underlying any Eligible Asset will be domiciled in the United States, and will be purchased solely from financial institutions from which the Secretary of the UST may purchase assets. The Master Fund will also be permitted to make temporary investments in the UST securities and certain money market mutual funds that own only instruments that are unconditionally guaranteed by the United States government. The Master Fund will not, without the written consent of the UST, invest an amount (excluding leverage) in excess of 5% of the Master Fund’s aggregate capital commitments in any particular issuance of Eligible Assets.

The Master Fund’s investment manager is Western Asset Management Company (the “Investment Manager”), a wholly-owned subsidiary of Legg Mason, Inc. The General Partner and Investment Manager will hereforth be referred to as (“Management”). The Bank of New York Mellon is the Administrator and BNY Mellon Asset Servicing is the Custodian.

The term of the Master Fund will continue until the dissolution date of November 5, 2017, which is the eighth anniversary of the Initial Closing Date, unless the Master Fund is dissolved sooner in accordance with the terms of the Master Fund Agreement. However, the General Partner with written consent of the UST, may extend the term of the Master Fund for up to two consecutive one-year periods.

2.                                      SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Master Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), as expressed in U.S. Dollars. The Master Fund uses the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAM’ and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAM’ and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Leven and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact of ASU 2011-04 on the Master Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statements of assets liabilities and partners’ capital as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Master Fund’s financial statements and disclosures.

Investment Valuation

The Master Fund values investments, including any short-term investments and derivatives, on the basis of current market quotations provided by a pricing service or by a broker/dealer experienced in such matters. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments and various relationships between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

If recent quotations are not readily available for any security or if Management determines, in its reasonable discretion, that available estimated quotations do not fairly represent the fair value of such security, such security is valued at its fair value employing methods determined in good faith by Management. The value assigned to these securities is based upon available information including, but not limited to, original and subsequent transaction prices, third-party transactions, and subsequent rounds of financing and may also be adjusted to reflect liquidity and/or transferability restrictions. Such values may not necessarily represent the amount which may ultimately be realized upon sale. Due to the inherent uncertainty of the valuation, the estimated fair value may differ from the value of the securities had a ready market existed, and the difference could be material.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on their trade date. Realized gains and losses on investment transactions are reported on the basis of first-in and first-out method. Interest income and expenses are recorded on the accrual basis and include accretion of discount and amortization of premium over the life of the respective security using the effective interest method. Gains and losses realized on repayment of principal on Eligible Assets are reported as interest income in the accompanying Statements of Operations_

Mortgage-Backed Securities

Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These are securities whose payments depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Income Taxes

For Federal income tax purposes the Master Fund is treated as a partnership. The partners are required to report their respective portion of the Master Fund’s taxable income or loss in their own income tax returns and are liable for any related taxes thereon. Accordingly, no provision for Federal income taxes is made in the financial statements of the Master Fund.

The Master Fund is subject to the authoritative guidance with respect to accounting for and disclosure of uncertainty in tax positions, which requires the Master Fund to determine whether a tax position is more likely than not to be sustained upon examination. Management has analyzed the Master Fund’s tax positions for all open tax years and has concluded that as of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition or disclosure. The Master Fund’s policy is to recognize interest and penalties, if any, related to uncertain tax positions as a component of income tax expense. For the year ended December 31, 2011, the Master Fund did not recognize any interest or penalties for uncertain tax provisions.

The Master Fund files U.S. Federal income tax returns as well as various states returns. With few exceptions, the Master Fund is no longer subject to Federal income tax by tax authorities for years before 2009. There are currently no examinations being conducted of the Master Fund by the Internal Revenue Service (“IRS”) or any other taxing authority.

Cash and Cash Equivalents

The Master Fund maintains cash in a bank deposit account that, at times, may exceed US. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

The Master Fund considers investments in money market funds and short-term highly liquid investments with maturities of three months or less (when acquired) to be cash equivalents. Cash equivalents were carried at amortized cost. As of December 31, 2011 and December 31, 2010, the Master Fund had short-term highly liquid investments of $82,228,545 and $111,470,031 respectively

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

3.                                      FAIR VALUE MEASUREMENT

The Master Fund has adopted FASB ASC 820. In accordance with ASC 820, fair value is defined as the price the Master Fund would receive to sell an asset or pay for a liability in an orderly transaction between the market participants at the reporting date. ASC 820 also establishes a three-level hierarchy for presenting valuations, based on the transparency of inputs into valuation techniques used to measure fair valuation. Inputs may be observable or unobservable, and refer broadly to the assumptions that a market participant would consider significant to value an asset or liability. The determination of “observable” requires judgment. In general, the Master Fund considers observable inputs to be data which is readily available, regularly updated, reliable, transacted at arms-length, and verifiable. Unobservable inputs may be used when observable inputs are not readily available, current or transacted at arms-length. In this situation, the Master Fund may use one or more valuation techniques ( e.g. market or income approach), using the best available information as of the reporting date, along with the Master Fund’s own assumptions of market participant behavior.

Within Level 3, the use of a market approach generally involves using inputs that are based on available market transactions or information derived from transaction in comparable securities. The income approach is generally based on expected cash flows or earnings. Under both approaches, adjustments may be applied to reflect various risks (e.g. liquidity, financial health of the investment issuer, quality of the information available for fair value measurement).

Assets and liabilities are classified into one of the following levels, based on the lowest level of input that is significant to the fair value measurement:

Level 1- quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs, including the Management’s own assumptions in determining the fair value of investments. Level 3 fair value methodologies include (i) the use of proprietary models that require the use of judgment and the application of various assumptions including, but not limited to, prepayment assumptions and default rate assumptions, and (ii) the solicitation of valuations from third parties (typically, broker-dealers). The fair value of the UST warrant is developed internally using an income approach. Significant inputs used include discount rate, return on net assets and timing of capital calls. In these situations, it is possible that a different valuation model could produce materially different fair value measurements. In some cases, a fair value measurement may require the use of multiple inputs, for which the Master Fund must exercise judgment to determine relative significance for placement in the hierarchy.

The valuation levels are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following tables summarize the valuation of the Master Fund’s financial instruments by the above pricing observability levels as of December 31, 2011 and December 31, 2010 respectively.

	Assets and Liability at Fair Value as of December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Mortgage-backed securities	$—	$2,403,759,965	$—	$2,403,759,965
Cash equivalents	82,228,545	—	—	82,228,545
Total assets	$82,228,545	$2,403,759,965	$—	$2,485,988,510
Liability
UST Warrant payable	$—	$—	$7,196,675	$—

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

	Assets and Liability at Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Mortgage-backed securities	$—	$2,633,919,501	$—	$2,633,919,501
Cash equivalents	111,470,031	—	—	111,470,031
Total assets	$111,470,031	$2,633,919,501	$—	$2,745,389,532
Liability
UST Warrant payable	$—	$—	$7,182,813	$—

Transfers in and out of Level 3 were measured using the fair values determined as of the beginning of the year. The amount of the total loss for the years ended December 31, 2011 and December 31, 2010 that are attributable to the change in unrealized loss relating to the Level 3 liability still held as of December 31, 2011 and December 31, 2010 are $13,862 and $141,000 respectively, which are reflected in net change in unrealized depreciation on UST Warrant payable on the Statements of Operations.

The following tables provide reconciliations of the liability in which unobservable inputs (Level 3) were used in determining fair value during the years ended December 31, 2011 and December 31, 2010:

UST Warrant payable
Balance as of January 1, 2011	$7,182,813
Acquisitions	—
Settlements	—
Net unrealized appreciation	13,862
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$7,196,675

UST Warrant payable
Balance as of January 1, 2010	$6,866,918
Acquisitions	174,795
Settlements	—
Net unrealized appreciation	141,100
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2010	$7,182,813

4.                                      LOAN AGREEMENT

The Master Fund entered into a loan agreement dated November 5, 2009, as a borrower, with the UST, as the lender (“Lender”), The Bank of New York Mellon, as the Administrative and Collateral Agent (the “Loan Agreement”) under the UST Credit Facility as a result of the Master Fund’s participation in the PFIP. The loans borrowed from the UST Credit Facility are used to finance the purchase of the Eligible Assets. The loans will be due and payable on the earliest of (i) ten years from the Initial Closing Date of the Master Fund, (ii) the date of expiration, termination or dissolution of the Master Fund, and (iii) such earlier time as the obligations of the Master Fund and the Loan Agreement and the other credit documentation with respect to the UST Credit Facility have been accelerated. The Master Fund incurs interest on the aggregate principal amount of loans, as of any date of determination, at a rate per annum equal to LIBOR plus the Applicable Margin as defined in the Loan Agreement. The interest rate was 1.30% and 126% on

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

December 31, 2011 December 31, 2010 respectively. The non-recourse provision of the LIST loans allows the Master Fund to satisfy loan obligations with Eligible Assets, subject to certain conditions, even if the value of the Eligible Assets falls below the outstanding amount of the loan. The Master Fund could repay the UST loans prior to the maturity dates without penalty. Principal and interest due on the loans will be paid with the proceeds of principal paydowns and interest received from the Eligible Assets. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Assets fall short of amounts due to the UST. The Master Fund is subject to repayment priorities as defined in the Loan Agreement and summarized below assuming the Master Fund does not default, as applicable:

(1)         administrative expenses, excluding certain tax expenses of the Master Fund;

(2)         interest due on permitted interest rate hedges;

(3)         current period loan interest due to Lender;

(4)         amounts to the interest reserve account if the total deposit in the interest reserve account is less than the required interest reserve amount;

(5)         loan paydown amounts required when the fair value of Eligible Assets is less than the aggregate principal loans balance as of the date;

(6)         interest due on permitted interest rate hedges if not paid in accordance with step (2) above;

(7)         optional prepayments to the Lender during the investment period, which is three years (“Investment Period”) or investments in temporary assets in accordance with Section 2.06(a) of the Loan Agreement;

(8)         remaining amounts to Partners after steps (1) through (7) of up to: the lesser of consolidated net interest income for the preceding twelve months or 8% on the funded capital commitments;

(9)         optional prepayment up to the scheduled prepayment percentage or the outstanding loan balance; and

(10)   any final prepayment to the Lender after satisfying steps (1) through (9).

The fair value of the UST loans, which qualify as financial instruments under ASC 825-10 (formerly FAS 107 Disclosures About Fair Value of Financial Instruments), approximates the carrying amounts presented in the accompanying Statements of Assets, Liabilities and Partners’ Capital as of December 31, 2011 and December 31, 2010.

As of December 31, 2011, investments and cash equivalents of $2,486,277,964, which includes $2,403,759,965 of Eligible Assets and $82,517,999 of cash equivalents, were collateralized by the Master Fund for borrowings from the UST Credit Facility.

As of December 31, 2010, investments and cash equivalents of $2,745,598,558, which includes $2,633,919,501 of Eligible Assets and $111,679,057 of cash equivalents, were collateralized by the Master Fund for borrowings from the UST Credit Facility.

The Master Fund made a Full Turn Election (“Full Turn Election”), which occurs when the Master Fund borrows from the UST up to 100% of the aggregate amounts of drawn Master Fund capital commitments. In consideration of the borrowing, the Master Fund issued a warrant to the UST (“UST Warrant”) as evidenced by the issuance of a contingent promissory note. See Note 6 for further details on the UST Warrant.

The Master Fund is subject to certain financial covenants such as the asset coverage test pursuant to the Loan Agreement. The Master Fund is required to maintain a minimum asset coverage ratio of 150% (as required for the Full Turn Election), which would require total assets (adjusted as appropriate) to be at least 150% of UST loan (including interest payable). As of December 31, 2011 and December 31, 2010, the Master Fund is in compliance with this covenant.

The Master Fund’s participation in the PPIP has certain risk factors as further described in Note 8.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

5.                                      PARTNERS’ CAPITAL

Capital Commitments and Capital Contributions - Under the terms of the Master Fund Agreement, the General Partner admitted Limited Partners (the ‘Limited Partners” and collectively with the General Partner, “Partners”) to the Master Fund on November 5, 2009, March 12, 2010 and May 5, 2010. In aggregate, a total of $1,241,162,721 in Partners’ capital commitments was accepted, including commitments of $543,113,872, $620,578,257, $77,464,386 and $6,206 from the Collector Fund, the UST, Affiliated Investors and the General Partner respectively. The General Partner and its affiliates accounted for 624% of total capital commitments. As of December 31, 2011 and December 31, 2010, the Master Fund called and received all capital commitments in cash contributions from the Partners.

On May 5, 2010, two affiliated Limited Partners transferred their interest in the Collector Fund totaling $73,886,584 directly to the Master Fund.

Capital Allocations - All income, gains, deductions, losses and credits of the Master Fund will generally be allocated among the Partners in a manner consistent with the distribution priorities described below. Accordingly, UST management fee has been allocated to UST and amortization of debt issuance costs and unrealized loss on UST warrant have been allocated to the limited partners. However the UST is entitled to a special allocation for the warrant percentage, which is described below.

Capital Distributions -Distribution of investment proceeds are initially made to the Partners in proportion to each of their respective percentage interests in such Investment. The Investment Manager has the discretion to retain capital for future investment opportunities during the Investment Period. Each Partner’s (other than the UST’s) share of each distribution of the investment proceeds are to be divided between such Partner on the one hand and the Lender on the other hand as follows:

(1) Return of Capital: First, 100% to such Partner until the cumulative distribution to such Partner of investment proceeds equals such Partner’s capital contributions;

(2) UST Warrant Proceeds Split: Thereafter, 97.5% to such Partner and 2.5% UST warrant to the Lender. Pursuant to the Master Fund Agreement, warrant percentage is contingent upon whether the borrowing is made with a Full Turn Election or Half Turn Election at the initial of dosing. The warrant percentage is 2.5% for a Full Turn Election and 1.5% for a Half Turn Election. The Master Fund has made a Full Turn Election, therefore the applicable warrant percentage is 2.5%. An escrow account was established for the deposit of a special allocation representing the warrant amount. The warrant payment is subject to clawback from the UST if it exceeds 2.5% of investment proceeds exceeding cumulative capital contributions to the Master Fund.

(3) Distributions of Temporary Investment Income: Each distribution of temporary investment income shall be divided among all Partners pro rata in proportion to their respective interests in the applicable temporary investments, as reasonably determined by the General Partner.

For the years ended December 31, 2011 and December 31, 2010, the Partners in the Master Fund received distributions of $106,180,591 and $79,768,001 which are recallable. However, the General Partner does not intend to recall such amounts.

6.                                      THE UST WARRANT

As part of the financing arrangement, the Master Fund granted a warrant to the UST equal to a preferential percentage of 2.5% of investment proceeds exceeding cumulative capital contributions to the Master Fund. The applicable warrant payment will be distributed by the Master Fund to the UST following the return of 100% of each Partner’s capital contributions to the Master Fund (see Note 5 Partners’ Capital). The UST Warrant has been accounted for as a freestanding derivative instrument, the current estimated fair value of which is reflected in “UST Warrant payable” on the accompanying Statements of Assets, Liabilities and Partners’ Capital.

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

The provisions of ASC 815 (Derivatives and Hedging) require enhanced financial statement disclosures that enable investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how the derivative instruments affect the Master Fund’s results of operations and financial position. The Master Fund does not designate any derivative instruments as hedging instruments under ASC 815.

The related debt issuance costs are amortized into interest expense over the life of the loan, which is expected to be through December 31, 2014. For the years ended December 31, 2011 and December 31, 2010, amortization of the debt issuance costs of $1,375,919 and $1,337,870 respectively was included in interest expense as reflected on the Statements of Operations.

7.                                      MANAGEMENT AGREEMENT

In consideration of the services rendered to the Master Fund by the Investment Manager pursuant to the Master Fund Agreement, the Master Fund pays a management fee to the General Partner with respect to the capital commitment of the UST (the “UST Management Fee”), such fee is payable quarterly in arrears and is equal to 0.20% per annum of the capital commitment of the UST prior to the expiration or termination of the Investment Period and thereafter, 020% per annum of the lesser of (A) the UST’s capital commitment to the Master Fund as of the last day of the period to which the UST Management Fee relates and (B) the UST interest value as of the last day of the period to which the UST Management Fee relates. Payment of the UST Management Fee will be charged to the UST and not to the Collector Funds. The Collector Funds pays a separate management fee at the Collector Fund level.

During the years ended December 31, 2011 and December 31, 2010, the Master Fund incurred UST Management Fees of $1,241,157 and $1,194,010 respectively. As of December 31, 2011 and December 31, 2010 management fees of $310,289 remained payable.

8.                                      RISK FACTORS

The Master Fund’s investment portfolio is comprised entirely of CMBS and non-agency RMBS subject to various risks as described below:

Credit Risk - Credit-related risk on CMBS and non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.

Prepayment Risk - CMBS and non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS.

Interest Rate Risk - The rate of interest payable on certain CMBS and RMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap”. As a result of this cap, the return to the holder of such CMBS and RMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such CMBS and RMBS.

General Market Risk - The market value of any particular CMBS and RMBS asset may be subject to substantial variation. The entire market or particular instruments traded on a market may decline even if earnings or other factors improve as the prices of these instruments are subject to numerous economic, political, psychological and other factors that have little or no correlation to the performance of a particular instrument.

Concentration Risk - To the extent the Master Fund concentrates its investments in CMBS and RMBS, the overall impact on the Master Fund as a result of adverse developments in the` CMBS and RMBS market could be considerably greater than if the Master Fund did not concentrate its investments in CMBS and RMBS.

Indemnifications - The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

PPIP Risk - The PPIP is new and no track record exists to predict whether it will be successful or viable over the life of the Master Fund. The PPIP is further subject to various political pressures and changes, and the UST or the United States government may change, suspend, or terminate the program at any time, which may be detrimental to the Investors.

9.                                      FINANCIAL HIGHLIGHTS

The financial highlights are calculated for the years ended December 31, 2011 and December 31, 2010 and exclude data for the General Partner; calculations of these highlights on an individual limited partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

RATIOS TO LIMITED PARTNERS’

	2011 Ratios (%)(1)	2010 Ratios (%)(1)

UST
Interest expense	1.04	1.09
Other expenses	0.25	0.29
Total expenses	1.29	1.38
Net investment income	16.39	19.41

Collector Fund (4)
Interest expense	1.23	1.36
Other expenses	0.08	0.08
Total expenses	1.31	1.44
Net investment income	16.42	19.18

Affiliated Investors (4)
Interest expense	1.23	0.87
Other expenses	0.08	0.09
Total expenses	1.31	0.96
Net investment income	16.42	13.33

RLJ WESTERN ASSET PUBLIC/PRIVATE MASTER FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

	Inception through
Internal Rate Of Return (2)	December 31, 2011	December 31, 2010	December 31, 2009
UST	9.33	34.84	3.30
Collector Fund	9.36	34.83	3.23
Affiliated Investors (4)	8.94	32.83	0.00

(1)         The ratios of expenses and net investment income to Limited Farmers’ Capital represent the expenses and net investment income for the years allocated to each group of Limited Partners.

(2)         The internal rate of return CIRRI is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2011 and December 31, 2010.

(3)         The satins are based on weighted average partner’s capital which was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions except the interval rate of return

(4)         Affiliated Investors were Limited Partners of the feeder fund until May 5, 2010 when they transferred directly into the Master Fund. The ratios were calculated from May 6, 2010 to December 31, 2010 the period the Affiliated Investors were directly invested within the Master Fund. The internal rate of return for the Affiliated Investors were calculated as if they were invested directly within the Master Fund since Inception. See not 4 for further details.

10.                               SUBSEQUENT EVENTS

The General Partner has evaluated events and transactions that have occurred through April 25, 2012, the date the financial statements were available to be issued and have disclosed such events and transactions below.

During the period from January 1, 2012 through April 25, 2012, the Master Fund made distributions to the Partners in the amount of $23,928,454.